UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-21043

Pioneer High Income Fund, Inc.

(Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109

(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Asset Management, Inc.,

60 State Street, Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end:  March 31, 2022

Date of reporting period:  April 1, 2021 through March 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer

High Income Fund, Inc.

Annual Report | March 31, 2022

Ticker Symbol: PHT

visit us: www.amundi.com/us

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 1

President’s Letter

Dear Shareholders,

For two years now, investors have faced unprecedented challenges, as the COVID-19 pandemic has not only dominated the headlines since March 2020, but has also led to significant changes in government and central-bank policies, both in the US and abroad, and affected the everyday lives of each of us. With 2022 now well underway, the situation, while improved, has continued to evolve.

Widespread distribution of the COVID-19 vaccines approved for emergency use in late 2020 led to a general decline in virus-related hospitalizations in the US and had a positive effect on overall market sentiment during most of the 2021 calendar year. The passage of two additional fiscal stimulus packages by US lawmakers in December 2020 and January 2021 also helped drive a strong market rally. Then, the late-2021 emergence of the highly infectious Omicron variant of the virus led to surges in cases and hospitalizations, especially outside of the US, but also in certain areas of this country. That development contributed to a slowdown in the global economic recovery, as some foreign governments reinstated strict virus-containment measures that had been relaxed after the rollout of the vaccines. Many of those renewed restrictions were lifted as case numbers again began to decline during the late-winter months, but it appears the possibility of further virus-containment measures could be with us for a while longer, given that occasional surges in new cases have continued to arise, particularly in non-US locations.

In the US, while performance of most asset classes, especially equities, was positive for the full 2021 calendar year, 2022, so far, has featured a less-friendly market environment, as volatility has remained high. Concerns over global supply chain issues, rising inflation, “hawkish” signals concerning less-accommodative monetary policies from the Federal Reserve System (Fed), and partisan debates in Washington, DC over future spending and tax policies, are among the many factors that have led to greater uncertainty and an increase in market volatility. In addition, Russia's recent incursion into Ukraine has resulted in even greater market volatility, as economic sanctions placed on Russia by many Western countries have exacerbated the existing supply-chain issues and helped drive energy prices, including gas prices, to very high levels.

Despite those issues, and some of the recent difficulties that have affected the economy and the markets, we believe the distribution of the COVID-19 vaccines has provided a potential light at the end of the pandemic tunnel. With that said, the long-term impact on the global economy from COVID-19, while currently unknown, is likely to be considerable, as it is clear that several industries have already felt greater effects than others, and could continue to struggle for quite some time. Of course, geopolitical concerns, whether they are related to the conflict in Ukraine or other crises in different areas of the globe, can always have an effect on the markets, and so our investment teams will remain vigilant and continue to monitor the geopolitical landscape.

2 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

At the outset of the pandemic, we temporarily closed our offices and instituted a work-from-home policy, but have since re-opened our US locations. However, we have been maintaining all the necessary precautions, which at times may have us working more remotely than in person in order to ensure a safe working environment as new variants of the COVID-19 virus continue to arise and spread. I am proud of the careful planning that has taken place. Throughout the pandemic, our business has continued to operate without any disruption, and we all look forward to regaining a bit of normalcy after so many months of remote working.

Since 1928, Amundi US’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the risks during periods of market volatility.

At Amundi US, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyzes each security under consideration, communicating frequently with the management teams of the companies and other entities issuing the securities, and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress.

As you consider your long-term investment goals, we encourage you to work with your financial professional to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

Lisa M. Jones

Head of the Americas, President and CEO of US

Amundi Asset Management US, Inc.

May 2022

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 3

Portfolio Management Discussion | 3/31/22

Note to Shareholders: On April 21, 2021, Pioneer High Income Trust redomiciled from a Delaware statutory trust to a Maryland corporation and was renamed Pioneer High Income Fund, Inc. The redomiciling did not result in any change to the investment adviser, investment objective and strategies, portfolio management team, policies and procedures or the members of the Board overseeing the Fund. Please see Note 10. Redomiciling, for more information about the redomiciling.

In the following interview, Andrew Feltus discusses the factors that affected the performance of Pioneer High Income Fund, Inc. during the 12-month period ended March 31, 2022. Mr. Feltus, a Managing Director and Co-Director of High Yield, and a portfolio manager at Amundi Asset Management US, Inc. (Amundi US), is responsible for the daily management of the Fund, along with Matthew Shulkin, a senior vice president and a portfolio manager at Amundi US, and Kenneth Monaghan, a Managing Director and Co-Director of High Yield, and a portfolio manager at Amundi US.

Q	How did the Fund perform during the 12-month period ended March 31, 2022?
A	Pioneer High Income Fund, Inc. returned 1.91% at net asset value (NAV) and -5.35% at market price during the 12-month period ended March 31, 2022. During the same 12-month period, the Fund’s benchmark, the ICE Bank of America US High Yield Index (the ICE BofA Index), returned -0.29% at NAV. The ICE BofA Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Unlike the Fund, the ICE BofA Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

During the same 12-month period, the average return at NAV of the 45 closed end funds in Morningstar’s High Yield Bond Closed End Funds category (which may or may not be leveraged) was 0.55%, while the same closed end fund Morningstar category’s average return at market price was -1.41%.

The shares of the Fund were selling at a 9.1% discount to NAV on March 31, 2022. Comparatively, the Fund’s shares were selling at a discount to NAV of 2.1% on March 31, 2021.

On March 31, 2022, the standardized 30-day SEC yield of the Fund’s shares was 8.71%*.

*	The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Fund’s portfolio securities during the period indicated.

4 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Q	How would you describe the investment environment for high-yield debt during the 12-month period ended March 31, 2022?
A	Entering the period back in April 2021, investors had focused their attention on positive developments pertaining to the distribution of COVID-19 vaccines, a broader economic reopening from the pandemic-induced shutdowns and restrictions, and the US government’s most recent fiscal stimulus package approved at the beginning of the 2021 calendar year. The continued dovish posture of the US Federal Reserve System (Fed) on monetary policy lent further support to the markets and helped drive an increased appetite for riskier assets such as high-yield bonds, as Federal Open Market Committee (FOMC) members hinted at a desire to remain “on the sidelines” with regard to major policy changes until at least 2023. At the time, the Fed had based its projection on the view that near-term increases in inflation above the usual 2% target would be transitory, and not structural. The Fed also messaged that it would look at average inflation over time, rather than feeling compelled to raise interest rates based on an isolated uptick in prices for certain goods and services.

However, the “reflation trade” wobbled during June 2021, as market participants navigated around growing apprehension over the spread of COVID-19 variants and a somewhat “hawkish” FOMC meeting that month. Treasury-market investors reacted to the updated Fed “dot plot” displaying FOMC member forecasts that pointed to a median federal funds target rate of 0.625% by year-end 2023, or 50 basis points (bps) higher than the March 2021 forecast. The Treasury yield curve saw short-end yields rise and long-end yields decline, while longer-term inflation expectations moved lower. The movement suggested investors’ doubts regarding the Fed’s long-term commitment to its current average inflation-targeting framework. (The Fed’s “dot” plot/projection is a quarterly chart summarizing the outlook for the federal funds rate for each FOMC meeting participant. A basis point is equal to 1/100th of a percentage point.)

The hawks prevailed during the September 2021 FOMC debate as to when to start tapering the asset purchases the Fed had implemented shortly after the outset of the pandemic, and at what pace. The FOMC signaled, and Fed Chair Powell affirmed, that tapering could begin as early as November 2021, and be completed by the middle of 2022.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 5

The first quarter of 2022 saw a trifecta of concerns have a negative effect on the markets and lead to losses across most asset classes: increased geopolitical tensions driven by Russia’s invasion of Ukraine in late February; a worsening growth/inflation mix arising from a spike in commodity prices; and the prospect of rising interest rates, due to changing monetary policies by the Fed and other central banks. Russia’s invasion of Ukraine led to economic sanctions placed on Russia by the US and many European countries, which contributed to a dramatic rise in energy, metals, and food prices, while adding downside risk to real economic growth and upside risk to inflation. In addition, another round of lockdowns in China in the wake of increasing COVID-19 infection rates exacerbated the already prevalent supply chain disruptions and raised concerns among investors about further risks to global economic growth.

During the first quarter of 2022, the Fed began to move away from its highly accommodative monetary policy stance. At its mid-March meeting, the Federal Open Market Committee (FOMC) raised the federal funds rate target range by a quarter point, to 0.25%-0.50%, and indicated that further increases in the benchmark overnight lending rate would follow, and rapidly. The Fed also completed the tapering of its bond purchases, thus ending its pandemic-era quantitative easing program, and signaled it would soon begin reducing its holdings of Treasury securities and agency mortgage-backed securities (MBS) by reinvesting only part of the proceeds from maturing securities. At that point, market participants appeared to give up on the “transitory” view of inflation, and extrapolated Fed rate hikes into US Treasury rates. Rising rates pushed bond prices down, but also made corporate credit less attractive at the margin, and so the high-yield market stopped outperforming Treasuries over the final few months of the period.

Returns for high-yield corporate bonds were modestly negative over the full 12-month period, but well ahead of the returns for their more interest rate-sensitive investment-grade counterparts, including US Treasuries. Energy issues outperformed the rest of the high-yield universe for the full 12-month period, as the sector benefited from rising oil and gas prices. Credits of cyclical issuers also outperformed, as companies with more exposure to the economic cycle benefited from the “reopening” trade. Within the high-yield market, lower-rated issues generally outperformed higher-rated credits over the 12-month period. In addition, longer duration bonds lagged as rates rose across the yield curve. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

6 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Q	What factors affected the Fund’s performance relative to its benchmark during the 12-month period ended March 31, 2022?
A	The portfolio carries leveraged exposure to the high-yield market, which acted as a modest constraint on relative returns for the period, as the costs associated with the leverage outweighed the benefits to the Fund’s performance.

The largest positive contributor to the Fund’s benchmark-relative returns was the portfolio’s short-duration stance versus the ICE BofA Index during a period that saw Treasury yields move higher. A portfolio tilt toward lower-quality bond holdings within high-yield corporates was another positive contributor to the Fund’s relative results, as “CCC” rated bonds with less interest-rate sensitivity outperformed “B” rated issues, and B’s outperformed “BB” rated bonds.

Security selection results were positive overall during the 12-month period, and benefited the Fund’s relative performance. In broad terms, our preference for investments in the more cyclical areas of the market, such as energy, and underweights to the more defensive cable and telecommunication segments proved additive.

Individual portfolio holdings that aided the Fund’s relative returns for the period included an overweight to the bonds of Baytex Energy, a Canadian exploration & production company. The portfolio’s holdings of bonds issued by companies perceived as beneficiaries of the ongoing economic reopening also contributed positively to the Fund’s relative performance, including exposures to shipping container and air freight issuers. Another position that helped boost the Fund’s benchmark-relative performance was an overweight to US insurer Liberty Mutual, within the financials sector.

The largest individual detractors from the Fund’s benchmark-relative results for the period included a portfolio overweight position in Credito Real, as the Mexico-based financial services company was unsuccessful in refinancing its debt and effectively went into default. Exposure to Diamond Sports, a regional sports network, also weighed on the Fund’s relative performance. Extended negotiations around a bond swap in order to reduce the company’s debt load have suppressed the market’s enthusiasm for Diamond Sports’ bonds.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 7

Q	Did the Fund’s distributions** to shareholders change during the 12-month period ended March 31, 2022?
A	Yes, the Fund’s distributions to shareholders declined from $0.07250 cents per share/per month, to $0.06250 cents per share/per month, over the course of the 12-month period. The Fund’s distributions declined during the period because we had to reinvest the principal of called and maturing bonds held in the portfolio at the lower yields available in the market for much of the past two years.
Q	How did the level of leverage in the Fund change during the 12-month period ended March 31, 2022?
A	The Fund employs leverage through a credit agreement.

As of March 31, 2022, 30.8% of the Fund’s total managed assets were financed by leverage, or borrowed funds, compared with 30.5% of the Fund’s total managed assets financed by leverage at the start of the 12-month period on April 1, 2021. During the 12-month period, the Fund decreased the absolute amount of funds borrowed by a total of $6.5 million, to $116.5 million as of March 31, 2022. The percentage of the Fund’s managed assets financed by leverage increased during the period due to the decrease in the total managed assets of the Fund relative to the decrease in the amount of funds borrowed.

Q	Did the Fund have any investments in derivative securities during the 12-month period ended March 31, 2022? If so, did the investments have a material effect on the Fund’s performance?
A	Yes, we invested the Fund’s portfolio in forward foreign currency contracts (currency forwards) during the 12-month period, which had a slight positive impact on relative performance.
Q	What is your investment outlook?
A	We believe it will be difficult for the Fed to achieve a “soft” economic landing as it works to try to bring inflation back down to its stated long-term target of 2% (year-over-year, core personal consumption expenditure inflation). To the extent that domestic core inflation readouts may not decline as much as the Fed expects throughout 2022, the US central bank will then face a tough decision. The Fed would have to decide whether to continue to increase the federal funds target range to

** Distributions are not guaranteed.

8 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

well above the 3.0% peak priced in by the market, at the risk of causing a recession, or increase the stated inflation target from 2% to 2.5%, or even to 3.0%. The potential benefit of a higher inflation target, in our view, is that the Fed could then raise the “neutral” federal funds rate target range and thus provide more room to eventually cut rates before hitting zero if, and when, the next recession arrives. We believe the Fed may deem such a change as the lesser of two evils, but it will have to message that change very carefully in order to maintain its long-term credibility.

Overall, we see continued upside risk for yields, as we expect the terminal (or peak) federal funds rate target range to be higher than currently implied by market pricing. We would not be surprised, however, to see yields move sideways in the short term, before moving higher as it becomes clearer that the Fed may have to raise rates to a greater extent than reflected in the pricing environment we saw at the end of the first quarter of 2022.

We remain positive on the short-term fundamental outlook for high-yield corporates, given a backdrop of strong economic growth, low defaults, still-accommodative (for now) monetary policy, and continued global demand for yield among investors. Strong growth and higher inflation have usually been good for corporate cash flows, and may help keep high-yield default rates low. Likewise, consumers have remained in strong shape, given low unemployment, rising wages, and higher net worth’s driven in significant part by the housing market.

With that said, we view spreads for corporate credit as relatively tight, and as a limiting factor on return potential going forward. We expect security selection to be a larger contributor to returns, as opposed to pure “beta” exposures in the portfolio. (Credit spreads are commonly defined as the differences in yield between Treasuries and other types of fixed-income securities with similar maturities. Beta measures an investment’s sensitivity to market movements in relation to an index.)

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 9

Please refer to the Schedule of Investments on pages 15–36 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, or adverse investor sentiment. These conditions may continue, recur, worsen or spread.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). Plans are underway to phase out the use of LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Fund may invest in securities of issuers that are in default or that are in bankruptcy.

The Fund may invest in insurance-linked securities. The return of principal and the payment of interest and/or dividends on insurance linked securities are contingent on the non-occurrence of a pre-defined “trigger” event, such as a hurricane or an earthquake of a specific magnitude.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities held by the Fund will generally fall. Conversely, when interest rates fall the prices of fixed-income securities held by the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

The Fund may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Fund believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities.

10 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Illiquid securities are also more difficult to value and investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities.

The Fund employs leverage through a credit agreement. Leverage creates significant risks, including the risk that the Fund’s incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

The Fund is required to meet certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Fund may be required to reduce the amount of leverage employed by the Fund, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Fund’s shares.

These risks may increase share price volatility.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 11

Portfolio Summary | 3/31/22

Portfolio Diversification

(As a percentage of total investments)*

10 Largest Holdings
(As a percentage of total investments)*
1.	Liberty Mutual Group, Inc., 10.75% (3 Month USD LIBOR + 712 bps),
	6/15/58 (144A)	1.20%
2.	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	1.16
3.	Hanover Insurance Group, Inc., 7.625%, 10/15/25	1.15
4.	Connecticut Avenue Securities Trust, Series 2019-HRP1, Class B1, 9.707%
	(1 Month USD LIBOR + 925 bps), 11/25/39 (144A)	1.12
5.	Bread Financial Holdings, Inc., 7.00%, 1/15/26 (144A)	1.11
6.	Prime Security Services Borrower LLC/Prime Finance, Inc., 6.25%,
	1/15/28 (144A)	1.10
7.	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	1.10
8.	Hercules LLC, 6.50%, 6/30/29	1.09
9.	Pegasus Hava Tasimaciligi AS, 9.25%, 4/30/26 (144A)	1.05
10.	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.875%, 2/15/25 (144A)	1.03

*	Excludes short-term investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.

12 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Prices and Distributions | 3/31/22

Market Value per Share^

	3/31/22	3/31/21
Market Value	$8.12	$9.37
Discount	(9.07)%	(2.10)%

Net Asset Value per Share^

	3/31/22	3/31/21
Net Asset Value	$8.93	$9.57

Distributions per Share*: 4/1/21 - 3/31/22

	Net Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
4/1/21–3/31/22	$0.8300	$ —	$ —

Yields

	3/31/22	3/31/21
30-Day SEC Yield	8.70%	6.40%

The data shown above represents past performance, which is no guarantee of future results.

^	Net asset value and market value are published in Barron’s on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Fund’s website at www.amundi.com/us.
*	The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Fund during the period.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 13

Performance Update | 3/31/22

Investment Returns

The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Fund, Inc. during the periods shown, compared to that of the ICE BofA U.S. High Yield Index.

Average Annual Total Returns
(As of March 31, 2022)
	Net		ICE BofA
	Asset		U.S. High
	Value	Market	Yield
Period	(NAV)	Price	Index
10 years	5.76%	2.55%	5.70%
5 years	5.44	5.14	4.56
1 year	1.91	-5.35	-0.29

Call 1-800-225-6292 or visit www.amundi.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Fund.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Fund’s dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the sale of Fund shares. Had these fees and taxes been reflected, performance would have been lower.

The ICE Bank of America U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. The Index does not employ leverage. It is not possible to invest directly in the Index.

14 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Schedule of Investments | 3/31/22

Principal
Amount
USD ($)		Value
UNAFFILIATED ISSUERS — 142.6%
SENIOR SECURED FLOATING RATE LOAN
INTERESTS — 2.5% of Net Assets*(a)
Airlines — 0.2%
580,000(b)	LATAM Airlines Group SA, PIK Term Loan A, (Term
	SOFR + 750 bps), 8/8/22	$ 582,537
	Total Airlines	$ 582,537
Auto Parts & Equipment — 0.5%
1,411,266(b)	First Brands Group LLC, First Lien 2021 Term Loan,
	6.00% (LIBOR + 500 bps), 3/30/27	$ 1,405,268
	Total Auto Parts & Equipment	$ 1,405,268
Human Resources — 0.4%
953,446	Team Health Holdings, Inc., Extended Term Loan,
	6.25% (Term SOFR + 525 bps), 3/2/27	$ 910,838
	Total Human Resources	$ 910,838
Metal Processors & Fabrication — 0.4%
1,134,300	Grinding Media, Inc. (Molycop, Ltd.), First Lien Term
	Loan, 4.796% (LIBOR + 400 bps), 10/12/28	$ 1,126,502
	Total Metal Processors & Fabrication	$ 1,126,502
Oil-Field Services — 1.0%
2,695,000	ProFrac Holdings II LLC, Term Loan, 9.50% (Term
	SOFR + 850 bps), 3/4/25	$ 2,627,625
	Total Oil-Field Services	$ 2,627,625
TOTAL SENIOR SECURED FLOATING RATE
LOAN INTERESTS
	(Cost $6,571,318)	$ 6,652,770

Shares
COMMON STOCKS — 0.6% of Net Assets
Airlines — 0.4%
57,203(c)	Grupo Aeromexico SAB de CV	$ 978,203
	Total Airlines	$ 978,203
Chemicals — 0.0%†
22	LyondellBasell Industries NV, Class A	$ 2,262
	Total Chemicals	$ 2,262
Oil, Gas & Consumable Fuels — 0.2%
21(c)	Amplify Energy Corp.	$ 116
802,650(c)	PetroQuest Energy, Inc.	341,126
12,271(c)	Summit Midstream Partners LP	182,592
	Total Oil, Gas & Consumable Fuels	$ 523,834

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 15

Schedule of Investments | 3/31/22 (continued)

Shares		Value
	Specialty Retail — 0.0%†
68,241(c)+^	Targus Cayman SubCo., Ltd.	$ 104,409
	Total Specialty Retail	$ 104,409
	TOTAL COMMON STOCKS
	(Cost $1,959,627)	$ 1,608,708

Principal
Amount
USD ($)

	COLLATERALIZED MORTGAGE
	OBLIGATIONS — 3.0% of Net Assets
4,100,000(a)	Connecticut Avenue Securities Trust, Series 2019-HRP1,
	Class B1, 9.707% (1 Month USD LIBOR + 925 bps),
	11/25/39 (144A)	$ 4,137,417
710,000(a)	Connecticut Avenue Securities Trust, Series 2021-R01,
	Class 1B2, 6.099% (SOFR30A + 600 bps), 10/25/41 (144A)	639,053
120,000(a)	Fannie Mae Connecticut Avenue Securities, Series
	2021-R02, Class 2B2, 6.299% (SOFR30A + 620 bps),
	11/25/41 (144A)	110,994
450,000(a)	Freddie Mac STACR REMIC Trust, Series 2021-HQA3,
	Class B2, 6.349% (SOFR30A + 625 bps), 9/25/41 (144A)	395,400
430,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2021-DNA7, Class B2, 7.899% (SOFR30A +
	780 bps), 11/25/41 (144A)	401,186
610,000(a)	Freddie Mac Structured Agency Credit Risk Debt Notes,
	Series 2022-DNA2, Class B2, 8.599% (SOFR30A +
	850 bps), 2/25/42 (144A)	572,613
1,350,000(a)	STACR Trust, Series 2018-HRP2, Class B2, 10.957%
	(1 Month USD LIBOR + 1,050 bps), 2/25/47 (144A)	1,454,677
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost $7,970,638)	$ 7,711,340
	COMMERCIAL MORTGAGE-BACKED
	SECURITIES —3.8% of Net Assets
500,000(a)	Capital Funding Mortgage Trust, Series 2020-9, Class B,
	15.90% (1 Month USD LIBOR + 1,490 bps),
	11/19/22 (144A)	$ 500,000
605,000(a)	Capital Funding Mortgage Trust, Series 2021-8, Class B,
	14.35% (1 Month USD LIBOR + 1,310 bps), 6/22/23 (144A)	605,000
1,500,000(a)	Capital Funding Mortgage Trust, Series 2021-19, Class B,
	16.46% (1 Month USD LIBOR + 1,521 bps), 11/6/23 (144A)	1,487,484
1,330,138(d)	FREMF Mortgage Trust, Series 2019-KJ24, Class B, 7.60%,
	10/25/27 (144A)	1,104,019
1,500,000(a)	FREMF Mortgage Trust, Series 2019-KS12, Class C, 7.141%
	(1 Month USD LIBOR + 690 bps), 8/25/29	1,326,846
1,136,861(a)	FREMF Mortgage Trust, Series 2020-KF74, Class C, 6.491%
	(1 Month USD LIBOR + 625 bps), 1/25/27 (144A)	1,158,110
922,284(a)	FREMF Mortgage Trust, Series 2020-KF83, Class C, 9.241%
	(1 Month USD LIBOR + 900 bps), 7/25/30 (144A)	946,427

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
COMMERCIAL MORTGAGE-BACKED
SECURITIES — (continued)
1,175,000(a)	Med Trust, Series 2021-MDLN, Class G, 5.647% (1 Month
	USD LIBOR + 525 bps), 11/15/38 (144A)	$ 1,147,273
2,500,000	Wells Fargo Commercial Mortgage Trust, Series 2015-C28,
	Class E, 3.00% , 5/15/48 (144A)	1,790,144
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
	(Cost $10,563,742)	$ 10,065,303
CONVERTIBLE CORPORATE BONDS — 2.3% of
Net Assets
Banks — 0.0%†
IDR1,422,679,000^	PT Bakrie & Brothers Tbk, 12/22/22	$ 9,906
	Total Banks	$ 9,906
Chemicals — 1.6%
4,000,000(e)	Hercules LLC, 6.50%, 6/30/29	$ 4,054,080
	Total Chemicals	$ 4,054,080
Entertainment — 0.3%
655,000(f)	DraftKings, Inc., 3/15/28	$ 470,617
449,000	IMAX Corp., 0.50%, 4/1/26 (144A)	426,550
	Total Entertainment	$ 897,167
Internet — 0.1%
135,000	Perficient, Inc., 0.125%, 11/15/26 (144A)	$ 120,623
	Total Internet	$ 120,623
Pharmaceuticals — 0.2%
1,300,000	Tricida, Inc., 3.50%, 5/15/27	$ 638,040
	Total Pharmaceuticals	$ 638,040
REITs — 0.1%
235,000	Summit Hotel Properties, Inc., 1.50%, 2/15/26	$ 245,810
	Total REITs	$ 245,810
TOTAL CONVERTIBLE CORPORATE BONDS
	(Cost $5,425,022)	$ 5,965,626
CORPORATE BONDS — 121.9% of Net Assets
Advertising — 2.5%
200,000	Clear Channel International BV, 6.625%, 8/1/25 (144A)	$ 203,500
2,090,000	Clear Channel Outdoor Holdings, Inc., 7.50%,
	6/1/29 (144A)	2,091,463
900,000	Clear Channel Outdoor Holdings, Inc., 7.75%,
	4/15/28 (144A)	904,500
2,010,000	Stagwell Global LLC, 5.625%, 8/15/29 (144A)	1,904,937
1,445,000	Summer BC Bidco B LLC, 5.50%, 10/31/26 (144A)	1,390,928
	Total Advertising	$ 6,495,328

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 17

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)			Value
		Aerospace & Defense — 1.7%
	2,150,000	Bombardier, Inc., 6.00%, 2/15/28 (144A)	$ 2,015,066
	960,000	Bombardier, Inc., 7.125%, 6/15/26 (144A)	940,800
	1,210,000	Howmet Aerospace, Inc., 6.875%, 5/1/25	1,313,938
	218,000	Triumph Group, Inc., 8.875%, 6/1/24 (144A)	230,227
		Total Aerospace & Defense	$ 4,500,031
		Airlines — 4.2%
	355,000	Delta Air Lines, Inc., 7.375%, 1/15/26	$ 385,525
	3,255,000	Grupo Aeromexico SAB de CV, 8.50%, 3/17/27 (144A)	3,222,450
	1,380,000	Mileage Plus Holdings LLC/Mileage Plus Intellectual
		Property Assets, Ltd., 6.50%, 6/20/27 (144A)	1,438,650
	3,960,000	Pegasus Hava Tasimaciligi AS, 9.25%, 4/30/26 (144A)	3,890,700
EUR	2,000,000	Transportes Aereos Portugueses SA, 5.625%,
		12/2/24 (144A)	2,012,832
		Total Airlines	$ 10,950,157
		Auto Manufacturers — 1.4%
	1,399,000	General Motors Co., 6.125%, 10/1/25	$ 1,503,667
	2,260,000	JB Poindexter & Co., Inc., 7.125%, 4/15/26 (144A)	2,299,030
		Total Auto Manufacturers	$ 3,802,697
		Auto Parts & Equipment — 1.2%
	1,400,000	American Axle & Manufacturing, Inc., 6.50%, 4/1/27	$ 1,386,000
	1,798,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, 2/1/28 (144A)	1,802,495
		Total Auto Parts & Equipment	$ 3,188,495
		Banks — 3.2%
	600,000(d)(g)	Bank of America Corp. Series Z, 6.50% (3 Month USD
		LIBOR + 417 bps)	$ 627,000
	1,800,000(d)(g)	Barclays Plc, 7.75% (5 Year USD Swap Rate + 484 bps)	1,865,763
	700,000(d)(g)	Credit Suisse Group AG, 7.50% (5 Year USD Swap
		Rate + 460 bps) (144A)	723,625
	815,000	Freedom Mortgage Corp., 6.625%, 1/15/27 (144A)	755,684
	1,931,000	Freedom Mortgage Corp., 8.125%, 11/15/24 (144A)	1,923,759
	1,680,000	Freedom Mortgage Corp., 8.25%, 4/15/25 (144A)	1,674,926
	675,000(d)(g)	Intesa Sanpaolo S.p.A., 7.70% (5 Year USD Swap Rate +
		546 bps), 3/17/71 (144A)	705,375
		Total Banks	$ 8,276,132
		Biotechnology — 0.3%
EUR	745,000	Cidron Aida Finco S.a.r.l., 5.00%, 4/1/28 (144A)	$ 771,756
		Total Biotechnology	$ 771,756
		Building Materials — 1.6%
	1,175,000	Builders FirstSource, Inc., 6.75%, 6/1/27 (144A)	$ 1,219,063
	470,000	Cornerstone Building Brands, Inc., 6.125%, 1/15/29 (144A)	434,388
	424,000	Koppers, Inc., 6.00%, 2/15/25 (144A)	415,520
	2,062,000	Patrick Industries, Inc., 7.50%, 10/15/27 (144A)	2,118,705
		Total Building Materials	$ 4,187,676

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Principal
Amount
USD ($)			Value
		Chemicals — 5.9%
	910,000	Braskem Idesa SAPI, 6.99%, 2/20/32 (144A)	$ 891,855
	1,455,000	Hexion, Inc., 7.875%, 7/15/27 (144A)	1,534,588
	1,355,000	LSF11 A5 HoldCo LLC, 6.625%, 10/15/29 (144A)	1,260,624
EUR	885,000	Lune Holdings S.a.r.l., 5.625%, 11/15/28 (144A)	876,495
	2,250,000	LYB Finance Co. BV, 8.10%, 3/15/27 (144A)	2,693,120
	470,000	Olin Corp., 9.50%, 6/1/25 (144A)	540,500
	2,316,000	Rain CII Carbon LLC/CII Carbon Corp., 7.25%,
		4/1/25 (144A)	2,258,100
	920,000	SCIL IV LLC/SCIL USA Holdings LLC, 5.375%,
		11/1/26 (144A)	846,400
	1,340,000	Trinseo Materials Operating SCA/Trinseo Materials
		Finance, Inc., 5.125%, 4/1/29 (144A)	1,236,458
	2,030,000	Tronox, Inc., 4.625%, 3/15/29 (144A)	1,898,050
	1,290,000	Tronox, Inc., 6.50%, 5/1/25 (144A)	1,334,731
		Total Chemicals	$ 15,370,921
		Commercial Services — 6.7%
	495,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 6.00%, 6/1/29 (144A)	$ 435,516
	350,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 6.625%, 7/15/26 (144A)	354,141
	1,905,000	Allied Universal Holdco LLC/Allied Universal Finance
		Corp., 9.75%, 7/15/27 (144A)	1,966,912
	950,000	APX Group, Inc., 6.75%, 2/15/27 (144A)	970,795
	790,000	Atento Luxco 1 SA, 8.00%, 2/10/26 (144A)	798,095
	2,116,000	Garda World Security Corp., 6.00%, 6/1/29 (144A)	1,906,474
	2,059,000	Garda World Security Corp., 9.50%, 11/1/27 (144A)	2,110,475
	319,000	Herc Holdings, Inc., 5.50%, 7/15/27 (144A)	323,466
	915,000	NESCO Holdings II, Inc., 5.50%, 4/15/29 (144A)	898,988
	1,760,000	PECF USS Intermediate Holding III Corp., 8.00%,
		11/15/29 (144A)	1,698,400
	4,155,000	Prime Security Services Borrower LLC/Prime Finance,
		Inc., 6.25%, 1/15/28 (144A)	4,069,407
	1,093,000	Sotheby’s, 7.375%, 10/15/27 (144A)	1,119,330
	862,000	Verscend Escrow Corp., 9.75%, 8/15/26 (144A)	896,480
		Total Commercial Services	$ 17,548,479
		Computers — 1.1%
	1,810,000	Diebold Nixdorf, Inc., 8.50%, 4/15/24	$ 1,735,338
	175,000	Diebold Nixdorf, Inc., 9.375%, 7/15/25 (144A)	177,777
	980,000	NCR Corp., 5.00%, 10/1/28 (144A)	938,350
		Total Computers	$ 2,851,465
		Diversified Financial Services — 8.1%
	2,150,000	ASG Finance Designated Activity Co., 7.875%,
		12/3/24 (144A)	$ 2,031,750
	1,259,858(h)	Avation Capital SA, 8.25% (9.00% PIK or 8.25% Cash),
		10/31/26 (144A)	1,070,878

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 19

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)			Value
		Diversified Financial Services — (continued)
	4,055,000	Bread Financial Holdings, Inc., 7.00%, 1/15/26 (144A)	$ 4,120,894
	140,000	Credito Real SAB de CV SOFOM ER, 8.00%, 1/21/28 (144A)	16,101
	1,500,000	Credito Real SAB de CV SOFOM ER, 9.50%, 2/7/26 (144A)	170,640
EUR	480,000	Garfunkelux Holdco 3 SA, 6.75%, 11/1/25 (144A)	528,483
GBP	820,000	Garfunkelux Holdco 3 SA, 7.75%, 11/1/25 (144A)	1,069,114
	2,147,628(h)	Global Aircraft Leasing Co., Ltd., 6.50% (7.25% PIK or
		6.50% Cash), 9/15/24 (144A)	1,953,203
	1,130,000	Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.00%,
		8/15/28 (144A)	1,081,952
	1,020,000	Nationstar Mortgage Holdings, Inc., 5.125%,
		12/15/30 (144A)	942,256
	845,000	Nationstar Mortgage Holdings, Inc., 6.00%, 1/15/27 (144A)	859,872
	160,000	OneMain Finance Corp., 6.625%, 1/15/28	167,250
	460,000	OneMain Finance Corp., 8.875%, 6/1/25	484,632
	755,000	PHH Mortgage Corp., 7.875%, 3/15/26 (144A)	705,925
	3,415,000	Provident Funding Associates LP/PFG Finance Corp.,
		6.375%, 6/15/25 (144A)	3,357,833
	1,051,000	United Wholesale Mortgage LLC, 5.50%, 4/15/29 (144A)	936,462
	1,860,000	United Wholesale Mortgage LLC, 5.75%, 6/15/27 (144A)	1,725,150
		Total Diversified Financial Services	$ 21,222,395
		Electric — 1.4%
	825,000	Cemig Geracao e Transmissao SA, 9.25%, 12/5/24 (144A)	$ 895,133
	1,010,000(d)	Enel S.p.A., 8.75% (5 Year USD Swap Rate +
		588 bps), 9/24/73 (144A)	1,085,750
	676,000	NRG Energy, Inc., 6.625%, 1/15/27	697,321
	845,078	NSG Holdings LLC/NSG Holdings, Inc., 7.75%,
		12/15/25 (144A)	861,980
	6,000	Vistra Operations Co. LLC, 5.625%, 2/15/27 (144A)	5,995
		Total Electric	$ 3,546,179
		Electrical Components & Equipments — 0.5%
	750,000	WESCO Distribution, Inc., 7.125%, 6/15/25 (144A)	$ 779,063
	520,000	WESCO Distribution, Inc., 7.25%, 6/15/28 (144A)	552,310
		Total Electrical Components & Equipments	$ 1,331,373
		Energy-Alternate Sources — 0.6%
	1,575,000	Renewable Energy Group, Inc., 5.875%, 6/1/28 (144A)	$ 1,691,755
		Total Energy-Alternate Sources	$ 1,691,755
		Engineering & Construction — 1.4%
	3,010,000	Artera Services LLC, 9.033%, 12/4/25 (144A)	$ 2,972,375
	475,000	Brundage-Bone Concrete Pumping Holdings, Inc.,
		6.00%, 2/1/26 (144A)	457,297
	704,038(i)	Stoneway Capital Corp., 10.00%, 3/1/27 (144A)	196,250
		Total Engineering & Construction	$ 3,625,922

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Principal
Amount
USD ($)			Value
		Entertainment — 5.7%
	2,264,138	AMC Entertainment Holdings, Inc., 10.00%, 6/15/26 (144A)	$ 2,039,286
	1,485,000	CDI Escrow Issuer, Inc., 5.75%, 4/1/30 (144A)	1,499,850
EUR	870,400	Cirsa Finance International S.a.r.l., 6.25%, 12/20/23 (144A)	965,739
	380,000	International Game Technology Plc, 4.125%, 4/15/26 (144A)	375,016
	395,000	International Game Technology Plc, 6.25%, 1/15/27 (144A)	416,113
	656,000	International Game Technology Plc, 6.50%, 2/15/25 (144A)	691,677
	1,880,000	Mohegan Gaming & Entertainment, 8.00%, 2/1/26 (144A)	1,859,000
	705,000	Scientific Games Holdings LP/Scientific Games US FinCo,
		Inc., 6.625%, 3/1/30 (144A)	694,975
	1,910,000	Scientific Games International, Inc., 7.00%, 5/15/28 (144A)	1,979,696
	1,910,000	Scientific Games International, Inc., 7.25%, 11/15/29 (144A)	2,003,113
	571,000	Scientific Games International, Inc., 8.25%, 3/15/26 (144A)	594,554
	2,035,000	SeaWorld Parks & Entertainment, Inc., 5.25%,
		8/15/29 (144A)	1,940,861
		Total Entertainment	$ 15,059,880
		Environmental Control — 0.3%
	766,000	Tervita Corp., 11.00%, 12/1/25 (144A)	$ 867,602
		Total Environmental Control	$ 867,602
		Food — 2.3%
	531,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons
		LP/Albertsons LLC, 7.50%, 3/15/26 (144A)	$ 560,869
	1,043,000	FAGE International SA/FAGE USA Dairy Industry, Inc.,
		5.625%, 8/15/26 (144A)	1,027,355
	2,795,000	Frigorifico Concepcion SA, 7.70%, 7/21/28 (144A)	2,487,550
	775,000	JBS USA LUX SA/JBS USA Finance, Inc., 6.75%,
		2/15/28 (144A)	815,695
	625,000	JBS USA LUX SA/JBS USA Food Co./JBS USA
		Finance, Inc., 6.50%, 4/15/29 (144A)	661,350
	460,000	United Natural Foods, Inc., 6.75%, 10/15/28 (144A)	468,050
		Total Food	$ 6,020,869
		Forest Products & Paper — 2.3%
	2,035,000	Mercer International, Inc., 5.125%, 2/1/29	$ 1,963,775
	831,000	Schweitzer-Mauduit International, Inc., 6.875%,
		10/1/26 (144A)	785,461
	3,290,000	Sylvamo Corp., 7.00%, 9/1/29 (144A)	3,228,806
		Total Forest Products & Paper	$ 5,978,042
		Healthcare-Products — 0.7%
	1,809,000	Varex Imaging Corp., 7.875%, 10/15/27 (144A)	$ 1,917,540
		Total Healthcare-Products	$ 1,917,540
		Healthcare-Services — 4.6%
	975,000	Auna SAA, 6.50%, 11/20/25 (144A)	$ 940,875
	580,000	CHS/Community Health Systems, Inc., 5.625%,
		3/15/27 (144A)	591,896

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 21

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)			Value
		Healthcare-Services — (continued)
	265,000	CHS/Community Health Systems, Inc., 6.00%,
		1/15/29 (144A)	$ 268,098
	580,000	Legacy LifePoint Health LLC, 6.75%, 4/15/25 (144A)	597,400
	385,000	LifePoint Health, Inc., 5.375%, 1/15/29 (144A)	363,825
	2,640,000	Prime Healthcare Services, Inc., 7.25%, 11/1/25 (144A)	2,705,974
	2,396,000	Surgery Center Holdings, Inc., 10.00%, 4/15/27 (144A)	2,515,800
	1,645,000	US Acute Care Solutions LLC, 6.375%, 3/1/26 (144A)	1,624,437
	2,500,000	US Renal Care, Inc., 10.625%, 7/15/27 (144A)	2,381,250
		Total Healthcare-Services	$ 11,989,555
		Home Builders — 1.9%
	475,000	Beazer Homes USA, Inc., 6.75%, 3/15/25	$ 477,375
	1,155,000	Beazer Homes USA, Inc., 7.25%, 10/15/29	1,161,180
	1,680,000	Brookfield Residential Properties, Inc./Brookfield
		Residential US LLC, 4.875%, 2/15/30 (144A)	1,502,449
	790,000	KB Home, 7.50%, 9/15/22	807,775
	1,035,000	KB Home, 7.625%, 5/15/23	1,064,756
		Total Home Builders	$ 5,013,535
		Housewares — 0.1%
	250,000	CD&R Smokey Buyer, Inc., 6.75%, 7/15/25 (144A)	$ 256,875
		Total Housewares	$ 256,875
		Insurance — 5.5%
	3,800,000	Hanover Insurance Group, Inc., 7.625%, 10/15/25	$ 4,274,106
	3,075,000(d)	Liberty Mutual Group, Inc., 10.75% (3 Month USD
		LIBOR + 712 bps), 6/15/58 (144A)	4,458,750
	3,000,000	Liberty Mutual Insurance Co., 7.697%, 10/15/97 (144A)	4,060,458
	1,100,000	MetLife, Inc., 10.75%, 8/1/39	1,599,334
		Total Insurance	$ 14,392,648
		Internet — 0.1%
	205,000	Expedia Group, Inc., 6.25%, 5/1/25 (144A)	$ 219,394
		Total Internet	$ 219,394
		Iron & Steel — 2.2%
	1,855,000	Carpenter Technology Corp., 7.625%, 3/15/30	$ 1,899,353
	1,840,000	Cleveland-Cliffs, Inc., 6.75%, 3/15/26 (144A)	1,932,000
	155,000	Cleveland-Cliffs, Inc., 9.875%, 10/17/25 (144A)	172,825
	1,860,000	TMS International Corp., 6.25%, 4/15/29 (144A)	1,767,000
		Total Iron & Steel	$ 5,771,178
		Leisure Time — 3.0%
	215,000	Carnival Corp., 7.625%, 3/1/26 (144A)	$ 216,647
EUR	280,000	Carnival Corp., 7.625%, 3/1/26 (144A)	316,874
	285,000	Carnival Corp., 10.50%, 2/1/26 (144A)	315,994
EUR	731,000	Carnival Plc, 1.00%, 10/28/29	582,306

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	Leisure Time — (continued)
1,295,000	NCL Corp., Ltd., 5.875%, 3/15/26 (144A)	$ 1,230,250
735,000	NCL Corp., Ltd., 7.75%, 2/15/29 (144A)	744,099
360,000	NCL Finance, Ltd., 6.125%, 3/15/28 (144A)	333,844
745,000	Royal Caribbean Cruises, Ltd., 5.50%, 4/1/28 (144A)	710,216
270,000	Royal Caribbean Cruises, Ltd., 9.125%, 6/15/23 (144A)	281,138
380,000	Royal Caribbean Cruises, Ltd., 11.50%, 6/1/25 (144A)	417,567
2,790,000	Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)	2,612,137
	Total Leisure Time	$ 7,761,072
	Lodging — 1.8%
535,000	Boyd Gaming Corp., 4.75%, 6/15/31 (144A)	$ 515,606
440,000	Boyd Gaming Corp., 8.625%, 6/1/25 (144A)	462,158
815,000	Hyatt Hotels Corp., 5.375%, 4/23/25	856,428
390,000	Hyatt Hotels Corp., 5.75%, 4/23/30	430,975
35,000	Marriott International, Inc. Series EE, 5.75%, 5/1/25	37,201
1,700,000	MGM Resorts International, 6.00%, 3/15/23	1,737,868
725,000	Travel + Leisure Co., 6.625%, 7/31/26 (144A)	755,813
	Total Lodging	$ 4,796,049
	Machinery-Construction & Mining — 0.3%
955,000	Terex Corp., 5.00%, 5/15/29 (144A)	$ 916,103
	Total Machinery-Construction & Mining	$ 916,103
	Machinery-Diversified — 0.4%
1,113,000	Maxim Crane Works Holdings Capital LLC, 10.125%,
	8/1/24 (144A)	$ 1,129,695
	Total Machinery-Diversified	$ 1,129,695
	Media — 3.0%
480,000	Audacy Capital Corp., 6.75%, 3/31/29 (144A)	$ 448,262
2,050,000	Cengage Learning, Inc., 9.50%, 6/15/24 (144A)	2,044,875
825,000	CSC Holdings LLC, 5.00%, 11/15/31 (144A)	691,234
303,000	Gray Television, Inc., 5.875%, 7/15/26 (144A)	310,333
1,057,000	Gray Television, Inc., 7.00%, 5/15/27 (144A)	1,101,500
3,530,000	McGraw-Hill Education, Inc., 8.00%, 8/1/29 (144A)	3,336,203
	Total Media	$ 7,932,407
	Mining — 2.1%
940,000	Arconic Corp., 6.125%, 2/15/28 (144A)	$ 943,163
1,665,000	Coeur Mining, Inc., 5.125%, 2/15/29 (144A)	1,445,553
375,000	First Quantum Minerals, Ltd., 6.875%, 3/1/26 (144A)	385,444
705,000	First Quantum Minerals, Ltd., 6.875%, 10/15/27 (144A)	738,487
1,150,000	First Quantum Minerals, Ltd., 7.25%, 4/1/23 (144A)	1,150,023
692,000	Hudbay Minerals, Inc., 6.125%, 4/1/29 (144A)	712,760
	Total Mining	$ 5,375,430

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 23

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
	Multi-National — 0.3%
IDR 10,330,000,000	Inter-American Development Bank Series
	GDP, 7.875%, 3/14/23	$ 743,976
	Total Multi-National	$ 743,976
	Oil & Gas — 15.1%
2,430,000	Aethon United BR LP/Aethon United Finance Corp.,
	8.25%, 2/15/26 (144A)	$ 2,521,611
1,105,000	Ascent Resources Utica Holdings LLC/ARU Finance
	Corp., 5.875%, 6/30/29 (144A)	1,091,187
4,000,000	Baytex Energy Corp., 8.75%, 4/1/27 (144A)	4,290,000
1,402,000	Cenovus Energy, Inc., 6.75%, 11/15/39	1,732,435
2,085,000	Colgate Energy Partners III LLC, 7.75%, 2/15/26 (144A)	2,222,631
330,000	Endeavor Energy Resources LP/EER Finance, Inc.,
	6.625%, 7/15/25 (144A)	342,375
2,135,000	Harbour Energy Plc, 5.50%, 10/15/26 (144A)	2,108,312
830,000	Hilcorp Energy I LP/Hilcorp Finance Co., 6.00%,
	2/1/31 (144A)	832,075
833,000	International Petroleum Corp., 7.25%, 2/1/27 (144A)	818,423
870,000	Kosmos Energy, Ltd., 7.75%, 5/1/27 (144A)	854,775
1,010,000	MEG Energy Corp., 5.875%, 2/1/29 (144A)	1,020,898
1,535,000	MEG Energy Corp., 7.125%, 2/1/27 (144A)	1,607,145
1,280,000	Murphy Oil Corp., 6.375%, 7/15/28	1,332,800
305,000	Nabors Industries, Inc., 7.375%, 5/15/27 (144A)	317,313
1,109,000	Nabors Industries, Ltd., 7.50%, 1/15/28 (144A)	1,081,275
2,000,000	Neptune Energy Bondco Plc, 6.625%, 5/15/25 (144A)	2,002,600
2,010,000	Occidental Petroleum Corp., 4.40%, 4/15/46	1,909,500
2,560,000	Parkland Corp., 4.625%, 5/1/30 (144A)	2,380,800
692,000	Petroleos Mexicanos, 6.70%, 2/16/32	657,400
579,000	Precision Drilling Corp., 6.875%, 1/15/29 (144A)	587,685
1,010,000	Rockcliff Energy II LLC, 5.50%, 10/15/29 (144A)	1,012,116
2,269,000	Shelf Drilling Holdings, Ltd., 8.25%, 2/15/25 (144A)	1,866,252
1,015,000	Shelf Drilling Holdings, Ltd., 8.875%, 11/15/24 (144A)	1,035,300
885,000	Southwestern Energy Co., 4.75%, 2/1/32	883,894
2,120,000	Tap Rock Resources LLC, 7.00%, 10/1/26 (144A)	2,204,164
2,075,000	Tullow Oil Plc, 10.25%, 5/15/26 (144A)	2,114,176
1,000,000	YPF SA, 6.95%, 7/21/27 (144A)	745,010
ARS 15,750,000	YPF SA, 16.50%, 5/9/22 (144A)	75,922
	Total Oil & Gas	$ 39,648,074
	Oil & Gas Services — 2.6%
385,000	Archrock Partners LP/Archrock Partners Finance Corp.,
	6.25%, 4/1/28 (144A)	$ 379,452
2,583,000	Archrock Partners LP/Archrock Partners Finance Corp.,
	6.875%, 4/1/27 (144A)	2,612,498
3,140,000	Exterran Energy Solutions LP/EES Finance Corp.,
	8.125%, 5/1/25	3,166,297

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
	Oil & Gas Services — (continued)
703,000	USA Compression Partners LP/USA Compression
	Finance Corp., 6.875%, 9/1/27	$ 705,700
	Total Oil & Gas Services	$ 6,863,947
	Packaging & Containers — 0.6%
1,600,000	OI European Group BV, 4.75%, 2/15/30 (144A)	$ 1,486,720
	Total Packaging & Containers	$ 1,486,720
	Pharmaceuticals — 3.0%
1,005,000	Bausch Health Americas, Inc., 8.50%, 1/31/27 (144A)	$ 1,004,266
535,000	Bausch Health Cos., Inc., 7.00%, 1/15/28 (144A)	478,975
535,000	Bausch Health Cos., Inc., 7.25%, 5/30/29 (144A)	457,858
1,970,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc.,
	6.00%, 6/30/28 (144A)	1,113,050
1,376,000	Endo Dac/Endo Finance LLC/Endo Finco, Inc., 9.50%,
	7/31/27 (144A)	1,207,440
965,000	P&L Development LLC/PLD Finance Corp., 7.75%,
	11/15/25 (144A)	887,800
579,000	Par Pharmaceutical, Inc., 7.50%, 4/1/27 (144A)	540,294
2,080,000	Teva Pharmaceutical Finance Netherlands III BV,
	2.80%, 7/21/23	2,059,200
	Total Pharmaceuticals	$ 7,748,883
	Pipelines — 7.0%
910,000	DCP Midstream Operating LP, 5.60%, 4/1/44	$ 956,192
1,175,000(d)	DCP Midstream Operating LP, 5.85% (3 Month USD
	LIBOR + 385 bps), 5/21/43 (144A)	1,093,279
1,210,000	Delek Logistics Partners LP/Delek Logistics Finance
	Corp., 6.75%, 5/15/25	1,206,975
1,060,000	Delek Logistics Partners LP/Delek Logistics Finance
	Corp., 7.125%, 6/1/28 (144A)	1,038,800
1,524,000(a)	Energy Transfer LP, 3.334% (3 Month USD LIBOR +
	302 bps), 11/1/66	1,267,358
1,965,000(d)(g)	Energy Transfer LP, 7.125% (5 Year CMT Index + 531 bps)	1,925,700
248,000	EnLink Midstream Partners LP, 5.05%, 4/1/45	200,880
270,000	EnLink Midstream Partners LP, 5.45%, 6/1/47	228,150
717,000	EnLink Midstream Partners LP, 5.60%, 4/1/44	618,413
770,000	Genesis Energy LP/Genesis Energy Finance Corp.,
	8.00%, 1/15/27	787,525
421,000	Global Partners LP/GLP Finance Corp., 7.00%, 8/1/27	421,000
1,375,000	Golar LNG, Ltd., 7.00%, 10/20/25 (144A)	1,357,812
1,760,000	Harvest Midstream I LP, 7.50%, 9/1/28 (144A)	1,802,592
1,150,000	NuStar Logistics LP, 6.375%, 10/1/30	1,165,571
1,850,000	ONEOK, Inc., 6.875%, 9/30/28	2,090,075
1,801,000	Williams Cos., Inc., 5.75%, 6/24/44	2,075,478
	Total Pipelines	$ 18,235,800

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 25

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
	REITs — 1.5%
230,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital
	LLC, 6.00%, 1/15/30 (144A)	$ 207,000
3,676,000	Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital
	LLC, 7.875%, 2/15/25 (144A)	3,819,401
	Total REITs	$ 4,026,401
	Retail — 3.4%
1,240,000	AAG FH LP/AAG FH Finco, Inc., 9.75%, 7/15/24 (144A)	$ 1,221,400
895,000	Asbury Automotive Group, Inc., 4.625%, 11/15/29 (144A)	837,237
520,000	At Home Group, Inc., 7.125%, 7/15/29 (144A)	451,110
1,625,000	Bath & Body Works, Inc., 6.625%, 10/1/30 (144A)	1,708,769
470,000	IRB Holding Corp., 7.00%, 6/15/25 (144A)	488,800
1,365,000	LCM Investments Holdings II LLC, 4.875%, 5/1/29 (144A)	1,289,215
615,000	Macy’s Retail Holdings LLC, 5.875%, 4/1/29 (144A)	610,387
880,000	Party City Holdings, Inc., 8.75%, 2/15/26 (144A)	837,848
475,000	PetSmart, Inc./PetSmart Finance Corp., 7.75%,
	2/15/29 (144A)	489,250
275,000	SRS Distribution, Inc., 6.125%, 7/1/29 (144A)	253,688
798,000	Staples, Inc., 7.50%, 4/15/26 (144A)	774,942
	Total Retail	$ 8,962,646
	Software — 1.3%
2,245,000	Minerva Merger Sub, Inc., 6.50%, 2/15/30 (144A)	$ 2,183,038
1,350,000	Rackspace Technology Global, Inc., 5.375%,
	12/1/28 (144A)	1,170,720
	Total Software	$ 3,353,758
	Telecommunications — 4.4%
1,495,000	Altice France Holding SA, 6.00%, 2/15/28 (144A)	$ 1,289,438
1,169,000	Altice France Holding SA, 10.50%, 5/15/27 (144A)	1,224,528
270,000	Altice France SA, 5.125%, 1/15/29 (144A)	239,880
559,000	CommScope Technologies LLC, 6.00%, 6/15/25 (144A)	533,845
910,000	CommScope, Inc., 4.75%, 9/1/29 (144A)	839,475
119,296	Digicel International Finance Ltd/Digicel international
	Holdings, Ltd., 8.00%, 12/31/26 (144A)	110,648
298,833	Digicel International Finance Ltd/Digicel international
	Holdings, Ltd., 8.75%, 5/25/24 (144A)	297,339
169,706(h)	Digicel International Finance Ltd/Digicel international
	Holdings, Ltd., 13.00% (7.00% PIK or 6.00% Cash),
	12/31/25 (144A)	168,433
1,050,000	LogMeIn, Inc., 5.50%, 9/1/27 (144A)	980,028
3,080,000	Sprint Corp., 7.125%, 6/15/24	3,303,454
41,000	Sprint Corp., 7.625%, 3/1/26	46,281
2,385,000	Windstream Escrow LLC/Windstream Escrow Finance
	Corp., 7.75%, 8/15/28 (144A)	2,414,812
	Total Telecommunications	$ 11,448,161

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Principal
Amount
USD ($)		Value
Transportation — 4.3%
1,770,000	Acu Petroleo Luxembourg S.a.r.l., 7.50%, 1/13/32 (144A)	$ 1,632,843
2,640,000	Carriage Purchaser, Inc., 7.875%, 10/15/29 (144A)	2,436,799
1,375,000	Danaos Corp., 8.50%, 3/1/28 (144A)	1,471,250
820,000	Seaspan Corp., 5.50%, 8/1/29 (144A)	766,700
1,500,000	Seaspan Corp., 6.50%, 4/29/26 (144A)	1,530,000
1,240,000	Watco Cos. LLC/Watco Finance Corp., 6.50%,
	6/15/27 (144A)	1,221,400
2,055,000	Western Global Airlines LLC, 10.375%, 8/15/25 (144A)	2,209,125
	Total Transportation	$ 11,268,117
Trucking & Leasing — 0.3%
690,000	Fortress Transportation and Infrastructure Investors
	LLC, 9.75%, 8/1/27 (144A)	$ 721,913
	Total Trucking & Leasing	$ 721,913
TOTAL CORPORATE BONDS
	(Cost $315,005,952)	$ 319,267,031

Shares
CONVERTIBLE PREFERRED STOCK — 0.8% of
Net Assets
Banks — 0.8%
1,600(g)	Wells Fargo & Co., 7.50%	$ 2,120,000
	Total Banks	$ 2,120,000
TOTAL CONVERTIBLE PREFERRED STOCK
	(Cost $2,022,424)	$ 2,120,000
PREFERRED STOCK — 1.2% of Net Assets
Diversified Financial Services — 1.2%
3,000(d)(g)	Compeer Financial ACA, 6.75% (3 Month USD LIBOR +
	458 bps) (144A)	$ 3,090,000
	Total Diversified Financial Services	$ 3,090,000
Internet — 0.0%†
129,055	MYT Holding LLC Series A, 10.00%, 6/6/29	$ 141,961
	Total Internet	$ 141,961
TOTAL PREFERRED STOCK
	(Cost $3,235,605)	$ 3,231,961
RIGHTS/WARRANTS — 0.0% of Net Assets†
Aerospace & Defense — 0.0%†
21,700(c)	Avation Plc,1/1/59	$ 0
	Total Aerospace & Defense	$ 0

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 27

Schedule of Investments | 3/31/22 (continued)

Shares		Value
Metals & Mining — 0.0%†
1,819,798(j)	ANR, Inc.,3/31/23	$ 8,189
	Total Metals & Mining	$ 8,189
Oil, Gas & Consumable Fuels — 0.0%†
354(c)(k)	Alpha Metallurgical Resources, Inc.,7/26/23	$ 35,754
	Total Oil, Gas & Consumable Fuels	$ 35,754
RIGHTS/WARRANTS
	(Cost $308,610)	$ 43,943

Principal
Amount
USD ($)
	INSURANCE-LINKED SECURITIES — 4.3% of
	Net Assets#
	Event Linked Bonds — 0.5%
	Inland Flood – U.S. — 0.2%
250,000(a)	FloodSmart Re, 11.905%, (3 Month U.S. Treasury Bill +
	1,125 bps), 2/25/25 (144A)	$ 248,725
250,000(a)	FloodSmart Re, 14.235%, (3 Month U.S. Treasury Bill +
	1,358 bps), 3/1/24 (144A)	245,375
		$ 494,100
	Multiperil – U.S. — 0.3%
250,000(a)	Matterhorn Re, 5.875%, (SOFR + 525 bps), 3/24/25 (144A)	$ 249,875
250,000(a)	Matterhorn Re, 8.371%, (SOFR + 775 bps), 3/24/25 (144A)	249,875
250,000(a)	Residential Reinsurance 2021 Re, 12.405%, (3 Month U.S.
	Treasury Bill + 1,175 bps), 12/6/25 (144A)	247,650
		$ 747,400
	Total Event Linked Bonds	$ 1,241,500

Face
Amount
USD ($)
	Collateralized Reinsurance — 0.1%
	Multiperil – Worldwide — 0.1%
250,000(l)+	Amaranth Re 2022, 12/31/27	$ 228,228
500,000(c)(l)+	Cypress Re 2017, 1/31/23	50
54,000(f)(l)+	Limestone Re, 3/1/23 (144A)	—
277,770(c)(l)+	Oyster Bay Re 2018, 1/31/23	34,197
		$ 262,475
	Total Collateralized Reinsurance	$ 262,475

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Face
Amount
USD ($)		Value
	Reinsurance Sidecars — 3.7%
	Multiperil – U.S. — 0.0%†
500,000(c)(m)+	Harambee Re 2018, 12/31/22	$ 400
600,000(m)+	Harambee Re 2019, 12/31/22	420
		$ 820
	Multiperil – Worldwide — 3.7%
3,037(m)+	Alturas Re 2019-2, 3/10/23	$ 1,046
24,550(m)+	Alturas Re 2019-3, 9/12/23	5,775
162,311(l)+	Alturas Re 2020-1A, 3/10/23 (144A)	5,584
29,558(m)+	Alturas Re 2020-2, 3/10/23	13,977
1,000,000(l)+	Bantry Re 2022, 12/31/27	1,017,134
1,167,977(c)(l)+	Berwick Re 2018-1, 12/31/22	90,285
834,446(c)(l)+	Berwick Re 2019-1, 12/31/22	99,716
1,000,000(c)(l)+	Berwick Re 2022, 12/31/27	1,014,715
750,000(l)+	Gleneagles Re 2022, 12/31/27	759,790
1,000,000(l)+	Gullane Re 2022, 12/31/27	1,037,212
499,318(c)(m)+	Lorenz Re 2019, 6/30/22	57,921
500,000(c)(l)+	Merion Re 2018-2, 12/31/22	82,750
1,000,000(c)(l)+	Merion Re 2022-2, 12/31/27	1,013,455
1,000,000(c)(l)+	Pangaea Re 2016-2, 11/30/22	1,783
500,000(c)(l)+	Pangaea Re 2018-1, 12/31/22	10,527
1,000,000(c)(l)+	Pangaea Re 2018-3, 7/1/22	20,743
409,624(c)(l)+	Pangaea Re 2019-1, 2/1/23	8,536
735,313(c)(l)+	Pangaea Re 2019-3, 7/1/23	26,450
1,250,000(c)(l)+	Pangaea Re 2022-1, 12/31/27	1,250,000
300,000(c)(f)(l)+	Sector Re V, 12/1/23 (144A)	36,498
20,000(f)(l)+	Sector Re V, 12/1/24 (144A)	58,004
1,500,000(l)+	Sector Re V, 12/1/26 (144A)	1,528,030
250,000(c)(l)+	Sussex Re 2020-1, 12/31/22	5,350
1,500,000(l)+	Thopas Re 2022, 12/31/27	1,530,900
500,000(l)+	Versutus Re 2018, 12/31/22	600
441,274(l)+	Versutus Re 2019-A, 12/31/22	265
58,727(l)+	Versutus Re 2019-B, 12/31/22	—
253,645(c)(l)+	Woburn Re 2018, 12/31/22	14,035
244,914(c)(l)+	Woburn Re 2019, 12/31/22	55,312
		$ 9,746,393
	Total Reinsurance Sidecars	$ 9,747,213
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $11,730,003)	$ 11,251,188

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 29

Schedule of Investments | 3/31/22 (continued)

Principal
Amount
USD ($)		Value
FOREIGN GOVERNMENT BONDS — 1.0% of
Net Assets
Mexico — 0.7%
MXN 38,420,700	Mexican Bonos, 8.000%, 12/7/23	$ 1,919,123
	Total Mexico	$ 1,919,123
Nigeria — 0.2%
475,000	Nigeria Government International Bond, 7.375%,
	9/28/33 (144A)	$ 431,300
	Total Nigeria	$ 431,300
Russia — 0.1%
382,800(n)	Russian Government International Bond, 7.500%, 3/31/30	$ 153,120
	Total Russia	$ 153,120
TOTAL FOREIGN GOVERNMENT BONDS
	(Cost $2,804,335)	$ 2,503,543

Shares
SHORT TERM INVESTMENTS — 1.2% of
Net Assets
Open-End Fund — 1.2%
3,197,461(o)	Dreyfus Government Cash Management, Institutional
	Shares, 0.19%	$ 3,197,461
$ 3,197,461
TOTAL SHORT TERM INVESTMENTS
	(Cost $3,197,461)	$ 3,197,461

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date
OVER THE COUNTER (OTC) CURRENCY CALL
OPTIONS PURCHASED — 0.1%
3,625,000	Call EUR	Bank of	EUR 55,707	EUR 1.20 10/19/22		$ 141,697
	Put USD	America NA
TOTAL OVER THE COUNTER (OTC) CURRENCY CALL
OPTIONS PURCHASED
	(Premiums paid $ 55,707)					$ 141,697
TOTAL OPTIONS PURCHASED
	(Premiums paid $ 55,707)					$ 141,697
TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 142.7%
	(Cost $370,850,444)					$ 373,760,571

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Number of				Strike	Expiration
Contracts	Description	Counterparty	Amount	Price	Date	Value
OVER THE COUNTER (OTC) CURRENCY PUT
OPTION WRITTEN — (0.0%)†
3,625,000	Put EUR	Bank of	EUR 55,707	EUR 1.15	10/19/22	$ (8,344)
	Call USD	America NA
$ (8,344)
TOTAL OVER THE COUNTER (OTC) CURRENCY PUT
OPTION WRITTEN
	(Premiums received $(55,707))					$ (8,344)
	OTHER ASSETS AND LIABILITIES — (42.7)%					$(111,842,438)
	NET ASSETS — 100.0%					$ 261,909,789

bps	Basis Points.
CMT	Constant Maturity Treasury Index.
FREMF	Freddie Mac Multifamily Fixed-Rate Mortgage Loans. LIBOR London Interbank Offered Rate.
SOFR	Secured Overnight Financing Rate.
SOFR30A	Secured Overnight Financing Rate 30 Day Average.
(144A)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2022, the value of these securities amounted to $286,111,797, or 109.2% of net assets.
(a)	Floating rate note. Coupon rate, reference index and spread shown at March 31, 2022.
(b)	This term loan will settle after March 31, 2022, at which time the interest rate will be determined.
(c)	Non-income producing security.
(d)	The interest rate is subject to change periodically. The interest rate and/or reference index and spread shown at March 31, 2022.
(e)	Security is priced as a unit.
(f)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(g)	Security is perpetual in nature and has no stated maturity date.
(h)	Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.
(i)	Security is in default.
(j)	ANR, Inc., 3/31/23 warrants are exercisable into 1,819,798 shares.
(k)	Alpha Metallurgical Resources, Inc., 7/26/23 warrants are exercisable into 354 shares.
(l)	Issued as participation notes.
(m)	Issued as preference shares.
(n)	Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2022.
(o)	Rate periodically changes. Rate disclosed is the 7-day yield at March 31, 2022.

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 31

Schedule of Investments | 3/31/22 (continued)

*	Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2022.
†	Amount rounds to less than 0.1%.
^	Security is valued using fair value methods (other than prices supplied by independent pricing services or broker dealers).
+	Security that used significant unobservable inputs to determine its value.
#	Securities are restricted as to resale.

Restricted Securities	Acquisition date	Cost	Value
Alturas Re 2019-2	12/19/2018	$ 3,037	$ 1,046
Alturas Re 2019-3	6/26/2019	24,550	5,775
Alturas Re 2020-1A	12/27/2019	162,311	5,584
Alturas Re 2020-2	1/1/2020	29,558	13,977
Amaranth Re 2022	1/21/2022	221,062	228,228
Bantry Re 2022	1/28/2022	1,000,000	1,017,134
Berwick Re 2018-1	1/10/2018	170,602	90,285
Berwick Re 2019-1	12/31/2018	99,709	99,716
Berwick Re 2022	12/28/2021	1,000,000	1,014,715
Cypress Re 2017	1/24/2017	1,681	50
FloodSmart Re	2/8/2022	246,945	245,375
FloodSmart Re	2/14/2022	250,000	248,725
Gleneagles Re 2022	1/18/2022	750,000	759,790
Gullane Re 2022	2/14/2022	1,000,000	1,037,212
Harambee Re 2018	12/19/2017	10,612	400
Harambee Re 2019	12/20/2018	—	420
Limestone Re	6/20/2018	359	—
Lorenz Re 2019	6/26/2019	156,717	57,921
Matterhorn Re	3/10/2022	250,000	249,875
Matterhorn Re	3/10/2022	250,000	249,875
Merion Re 2018-2	12/28/2017	20,576	82,750
Merion Re 2022-2	2/22/2022	1,000,000	1,013,455
Oyster Bay Re 2018	1/17/2018	30,014	34,197
Pangaea Re 2016-2	5/31/2016	—	1,783
Pangaea Re 2018-1	12/26/2017	71,503	10,527
Pangaea Re 2018-3	5/31/2018	240,862	20,743
Pangaea Re 2019-1	1/9/2019	4,301	8,536
Pangaea Re 2019-3	7/25/2019	22,059	26,450
Pangaea Re 2022-1	1/7/2022	1,250,000	1,250,000
Residential Reinsurance 2021 Re	10/28/2021	250,000	247,650
Sector Re V	12/4/2018	61,524	36,498
Sector Re V	1/1/2020	20,000	58,004
Sector Re V	12/6/2021	1,500,000	1,528,030
Sussex Re 2020-1	1/23/2020	—	5,350
Thopas Re 2022	2/7/2022	1,500,000	1,530,900

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Restricted Securities	Acquisition date	Cost	Value
Versutus Re 2018	1/31/2018	$ —	$ 600
Versutus Re 2019-A	1/28/2019	—	265
Versutus Re 2019-B	12/24/2018	—	—
Woburn Re 2018	3/20/2018	85,177	14,035
Woburn Re 2019	1/30/2019	46,844	55,312
Total Restricted Securities			$11,251,188
% of Net assets			4.3%

Distribution of investments by country of domicile (excluding short-term investments) as a percentage of total investments in securities, is as follows:

United States	74.0%
Canada	7.7
Luxembourg	3.4
United Kingdom	2.2
Mexico	2.1
Netherlands	1.7
Ireland	1.2
Bermuda	1.1
Turkey	1.0
Other (individually less than 1%)	5.6
100.0%

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
	In					Unrealized
Currency	Exchange	Currency			Settlement	Appreciation
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
USD	3,981,849	EUR	3,500,000	Brown Brothers	4/28/22	$ 106,784
				Harriman & Co.
EUR	1,680,000	USD	1,907,871	Citibank NA	4/28/22	(47,841)
USD	1,636,327	EUR	1,438,000	Citibank NA	5/26/22	42,314
EUR	1,460,000	USD	1,663,280	HSBC Bank	4/28/22	(46,825)
				USA NA
NOK	7,300,000	EUR	723,805	HSBC Bank	4/11/22	28,118
				USA NA
USD	3,555,366	EUR	3,125,000	HSBC Bank	4/28/22	95,487
				USA NA
EUR	4,700,000	USD	5,319,392	State Street	4/28/22	(115,734)
				Bank & Trust Co.
EUR	4,345,000	USD	4,782,158	State Street	6/24/22	40,920
				Bank & Trust Co.
USD	774,956	EUR	685,000	State Street	4/28/22	16,551
				Bank & Trust Co.
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$ 119,774

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 33

Schedule of Investments | 3/31/22 (continued)

Principal amounts are denominated in U.S. dollars ("USD") unless otherwise noted.

ARS — Argentine Peso
EUR — Euro
GBP — Great British Pound
IDR — Indonesian Rupiah
MXN — Mexican Peso
NOK — Norwegian Krone
USD — United States Dollar

Purchases and sales of securities (excluding short-term investments) for the year ended March 31, 2022, aggregated $150,050,369 and $152,699,624, respectively.

The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Asset Management US, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Directors. Under these procedures, cross trades are effected at current market prices. During the year ended March 31, 2022, the Fund did not engage in any cross trade activity.

At March 31, 2022, the net unrealized appreciation on investments based on cost for federal tax purposes of $371,250,460 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$ 17,679,716
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	$(15,058,175)
Net unrealized appreciation	$ 2,621,541

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

Level 1 –	unadjusted quoted prices in active markets for identical securities.
Level 2 –	other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements —Note 1A.
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

The following is a summary of the inputs used as of March 31, 2022, in valuing the Fund's investments:

	Level 1	Level 2	Level 3	Total
Senior Secured Floating Rate
Loan Interests	$ —	$ 6,652,770	$ —	$ 6,652,770
Common Stocks
Oil, Gas & Consumable
Fuels	182,708	341,126	—	523,834
Specialty Retail	—	—	104,409	104,409
All Other Common Stocks	980,465	—	—	980,465
Collateralized Mortgage
Obligations	—	7,711,340	—	7,711,340
Commercial Mortgage-Backed
Securities	—	10,065,303	—	10,065,303
Convertible Corporate Bonds	—	5,965,626	—	5,965,626
Corporate Bonds	—	319,267,031	—	319,267,031
Convertible Preferred Stock	2,120,000	—	—	2,120,000
Preferred Stock	3,231,961	—	—	3,231,961
Rights/Warrants
Aerospace & Defense	—	—	—	—
All Other Rights/Warrants	43,943	—	—	43,943
Insurance-Linked Securities
Event Linked Bonds
Collateralized Reinsurance
Multiperil – Worldwide	—	—	262,475	262,475
Reinsurance Sidecars
Multiperil – U.S.	—	—	820	820
Multiperil – Worldwide	—	—	9,746,393	9,746,393
All Other Insurance-Linked
Securities	—	1,241,500	—	1,241,500
Foreign Government Bonds	—	2,503,543	—	2,503,543
Open-End Fund	3,197,461	—	—	3,197,461
Over The Counter (OTC)
Currency Call Options
Purchased	—	141,697	—	141,697
Total Investments
in Securities	$ 9,756,538	$353,889,936	$10,114,097	$373,760,571
Other Financial Instruments
Credit Agreement(a)	$ —	$ (116,500,000)	$ —	$ (116,500,000)
Over The Counter (OTC)
Currency Put Option
Written	—	(8,344)	—	(8,344)
Net unrealized
appreciation on
forward foreign
currency exchange
contracts	—	119,774	—	119,774
Total Other
Financial Instruments	$ —	$(116,388,570)	$ —	$(116,388,570)

(a) The Fund may hold liabilities in which the fair value approximates the carrying amount for financial statement purposes.

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 35

Schedule of Investments | 3/31/22 (continued)

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

		Insurance-
	Common	Linked
	Stocks	Securities	Total
Balance as of 3/31/21	$ 703,438	$ 1,350,281	$ 2,053,719
Realized gain (loss)(1)	100,664	(273,394)	(172,730)
Changed in unrealized appreciation
(depreciation)(2)	(17,993)	158,977	140,984
Accrued discounts/premiums	—	(392,064)	(392,064)
Purchases	—	9,221,062	9,221,062
Sales	(340,574)	(55,174)	(395,748)
Transfers in to Level 3*	—	—	—
Transfers out of Level 3*	(341,126)	—	(341,126)
Balance as of 3/31/22	$ 104,409	$10,009,688	$10,114,097

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. For the year ended March 31,2022, an investment having a value of $341,126 was transferred out of Level 3 to Level 2 as there were significant observable inputs available to determine its value. There were no other transfers in or out of Level 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still
held and considered Level 3 at March 31, 2022:	$89,064

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Statement of Assets and Liabilities | 3/31/22

ASSETS:
Investments in unaffiliated issuers, at value (cost $370,850,444)	$ 373,760,571
Cash	7,686
Foreign currencies, at value (cost $10,937)	11,000
Net unrealized appreciation on forward foreign
currency exchange contracts	119,774
Receivables —
Investment securities sold	69,143
Interest	6,678,407
Other assets	112
Total assets	$ 380,646,693
LIABILITIES:
Payables —
Credit agreement	$ 116,500,000
Investment securities purchased	2,062,100
Directors' fees	161
Interest expense	878
Written options outstanding (net premiums received $55,707)	8,344
Reserve for repatriation taxes	4,159
Due to affiliates	24,050
Accrued expenses	137,212
Total liabilities	$ 118,736,904
NET ASSETS:
Paid-in capital	$ 372,967,794
Distributable earnings/(loss)	(111,058,005)
Net assets	$ 261,909,789
NET ASSET VALUE PER SHARE:
No par value
Based on $261,909,789/29,341,635 Common shares	$ 8.93

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 37

Statement of Operations

FOR THE YEAR ENDED 3/31/22

INVESTMENT INCOME:
Interest from unaffiliated issuers (net of foreign taxes
withheld $(7,008))	$ 27,454,051
Dividends from unaffiliated issuers (net of foreign taxes
withheld $309)	579,370
Total Investment Income		$ 28,033,421
EXPENSES:
Management fees	$ 2,425,360
Administrative expenses	70,374
Transfer agent fees	15,831
Shareowner communications expense	92,753
Custodian fees	18,671
Professional fees	304,313
Printing expense	44,634
Pricing fees	17,885
Directors' fees	15,084
Interest expense	1,265,000
Miscellaneous	219,089
Total expenses		$ 4,488,994
Net investment income		$ 23,544,427
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$ 1,391,710
Forward foreign currency exchange contracts	(627,875)
Written options	107,366
Other assets and liabilities denominated in
foreign currencies	37,202	$ 908,403
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers (net of foreign
capital gains tax of ($4,159))	$ (19,474,245)
Forward foreign currency exchange contracts	292,362
Written options	17,644
Other assets and liabilities denominated in foreign currencies	3,292	$(19,160,947)
Net realized and unrealized gain (loss) on investments		$ 18,252,544
Net increase in net assets resulting from operations		$ 5,291,883

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Statements of Changes in Net Assets

	Year	Year
	Ended	Ended
	3/31/22	3/31/21
FROM OPERATIONS:
Net investment income (loss)	$ 23,544,427	$ 23,425,268
Net realized gain (loss) on investments	908,403	(18,610,050)
Change in net unrealized appreciation (depreciation)
on investments	(19,160,947)	87,597,081
Net increase in net assets resulting
from operations	$ 5,291,883	$ 92,412,299
DISTRIBUTIONS TO SHAREOWNERS:
($0.83 and $0.84 per share, respectively)	$ (24,317,301)	$ (24,408,529)
Total distributions to shareowners	$ (24,317,301)	$ (24,408,529)
FROM FUND SHARE TRANSACTIONS:
Reinvestment of distributions	$ 1,070,059	$ —
Net increase in net assets resulting from
Fund share transactions	$ 1,070,059	$ —
Net increase (decrease) in net assets	$ (17,955,359)	$ 68,003,770
NET ASSETS:
Beginning of year	$279,865,148	$211,861,378
End of year	$261,909,789	$279,865,148

	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	3/31/22	3/31/22	3/31/21	3/31/21
	Shares	Amount	Shares	Amount
FUND SHARE TRANSACTION
Shares sold	—	$ —	—	$ —
Reinvestment of distributions	109,864	1,070,059	—	—
Less shares repurchased	—	—	—	—
Net increase	109,864	$1,070,059	—	$ —

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 39

Statement of Cash Flows

FOR THE YEAR ENDED 3/31/22

Cash Flows From Operating Activities:
Net increase in net assets resulting from operations	$ 5,291,883
Adjustments to reconcile net decrease in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
Purchases of investment securities	(155,036,287)
Proceeds from disposition and maturity of investment securities	152,743,349
Net sales of short-term investments	(3,885,852)
Proceeds from written options	111,300
Decrease in interest receivable	570
Decrease in other assets	4,693
Decrease in due to affiliates	(167,489)
Increase in directors’ fees payable	44
Increase in accrued expenses payable	50,261
Change in unrealized appreciation on investments in unaffiliated issuers	19,474,245
Change in unrealized appreciation on forward foreign currency exchange contracts	(292,362)
Change in unrealized appreciation on written options	(17,644)
Net realized gain on investments	(1,391,710)
Net realized gain on written options	(107,366)
Net accretion and amortization of discount/premium on investment securities	(817,679)
Net cash, restricted cash and foreign currencies from operating activities	$ 15,959,956
Cash Flows Used in Financing Activities:
Borrowings repaid	(12,500,000)
Borrowings received	6,000,000
Decrease in interest expense payable	840
Distributions to shareowners	(24,317,301)
Reinvestment of distributions	1,070,059
Net cash flows used in financing activities	$ (29,746,402)
NET INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY	(13,786,446)
Cash, Restricted Cash and Foreign Currencies:
Beginning of year*	$ 13,805,132
End of year*	$ 18,686
Cash Flow Information:
Cash paid for interest	$ 1,264,160

* The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Year	Year
	Ended	Ended
	3/31/22	3/31/21
Cash	$ 7,686	$13,721,537
Foreign Currencies at Value	11,000	83,595
Total cash, restricted cash and foreign currencies
shown in the Statement of Cash Flows	$18,686	$13,805,132

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Financial Highlights

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Per Share Operating Performance
Net asset value, beginning of period	$ 9.57	$ 7.25	$ 9.91	$ 10.52	$ 10.70
Increase (decrease) from investment operations:
Net investment income (loss)(a)	0.80	0.80	0.81	0.80	0.85
Net realized and unrealized gain (loss) on investments	(0.61)	2.36	(2.66)	(0.62)	(0.25)
Net increase (decrease) from investment operations	$ 0.19	$ 3.16	$ (1.85)	$ 0.18	$ 0.60
Distributions to shareowners:
Net investment income	(0.83)*	(0.84)*	(0.81)	(0.79)	(0.78)
Total distributions	$ (0.83)	$ (0.84)	$ (0.81)	$ (0.79)	$ (0.78)
Net increase (decrease) in net asset value	$ (0.64)	$ 2.32	$ (2.66)	$ (0.61)	$ (0.18)
Net asset value, end of period	$ 8.93	$ 9.57	$ 7.25	$ 9.91	$ 10.52
Market value end of period	$ 8.12	$ 9.37	$ 6.42	$ 8.95	$ 9.39
Total return at net asset value(b)	1.91%	46.08%	(19.93)%	2.79%	6.38%
Total return at market value(b)	(5.35)%	61.52%	(21.49)%	4.00%	2.94%
Ratios to average net assets of shareowners:
Total expenses plus interest expense(c)	1.61%	1.60%	2.35%	2.41%	2.14%
Net investment income available to shareowners	8.45%	9.10%	8.17%	7.93%	7.88%
Portfolio turnover rate	38%	50%	36%	33%	29%
Net assets, end of period (in thousands)	$261,910	$279,865	$211,861	$289,556	$307,410

The accompanying notes are an integral part of these financial statements.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 41

Financial Highlights (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/22	3/31/21	3/31/20	3/31/19	3/31/18
Total amount of debt outstanding (in thousands)	$116,500	$123,000	$ 99,000	$125,000	$125,000
Asset coverage per $1,000 of indebtedness	$ 3,248	$ 3,275	$ 3,140	$ 3,316	$ 3,459

* The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Fund during the period. The Fund has accumulated undistributed net investment income which is part of the Fund’s NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Fund’s shares.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(c) Includes interest expense of 0.45%, 0.53%, 1.37%, 1.42%, and 1.05%, respectively.

Senior Securities

The table below sets forth the senior securities outstanding as of the end of the Fund’s last five (5) fiscal years ended March 31 as of the dates indicated below.

			Asset	Liquidation	Average
		Total Amount	Coverage	Preference	Market
		Outstanding	per $1,000 of	Per	Value
Fiscal Year Ended	Type of Senior Security	(in thousands)	indebtedness	Preferred Share	Per Unit
March 31, 2018	Revolving Credit Facility	$ 125,000(1)	$ 3,459	N/A	N/A
March 31, 2019	Revolving Credit Facility	$ 125,000(1)	$ 3,316	N/A	N/A
March 31, 2020	Revolving Credit Facility	$ 99,000(1)	$ 3,140	N/A	N/A
March 31, 2021	Revolving Credit Facility	$ 123,000(1)	$ 3,275	N/A	N/A
March 31, 2022	Revolving Credit Facility	$ 116,500(1)	$ 3,248	N/A	N/A

(1)	Calculated by subtracting the Fund’s total liabilities (not including borrowing outstanding under the revolving credit facility) from the Fund’s total assets and dividing this by the borrowing outstanding under the revolving credit facility, and by multiplying the result by 1,000.

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Notes to Financial Statements | 3/31/22

1. Organization and Significant Accounting Policies

Pioneer High Income Fund, Inc. (the “Fund”) is organized as a Maryland corporation. Prior to April 21, 2021, the Fund was organized as a Delaware statutory trust. On April 21, 2021, the Fund redomiciled to a Maryland corporation through a statutory merger of the predecessor Delaware statutory trust with and into a newly-established Maryland corporation formed for the purpose of effecting the redomiciling. The Fund was originally organized on January 30, 2002. Prior to commencing operations on April 26, 2002, the Fund had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to provide a high level of current income and the Fund may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

Amundi Asset Management US, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”).

In March 2020, FASB issued an Accounting Standard Update, ASU 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other LIBOR-based reference rates at the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2023. Management is evaluating the impact of ASU 2020-04 on the Fund's investments, derivatives, debt and other contracts, if applicable, that will undergo reference rate-related modifications as a result of the reference rate reform.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. Generally Accepted Accounting Principles (“U.S. GAAP”). U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 43

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A. Security Valuation

The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.

Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

Loan interests are valued in accordance with guidelines established by the Board of Directors at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry broker valuation models to provide an estimated value of the instrument.

Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices

44 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-thecounter (“OTC”) options and options on swaps (“swaptions”) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds’ net asset value. Shares of exchange-listed closed-end funds are valued by using the last sale price on the principal exchange where they are traded.

Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Directors. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Directors. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Directors.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 45

Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices, and such differences could be material.

At March 31, 2022, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry broker valuation model) representing 0.04% of net assets. The value of these fair valued securities was $114,315.

B. Investment Income and Transactions

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.

Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.

Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

46 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

C. Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

D. Federal Income Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of March 31, 2022, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

In determining the daily net asset value, the Fund estimates the reserve for the repatriation of taxes, if any, associated with its investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforwards (if applicable) and other such factors. As of March 31, 2022, the Fund had accrued $4,159 in reserve for repatriation taxes related to capital gains.

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 47

At March 31, 2022, the Fund reclassified $19,967 to increase distributable earnings and $19,967 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net assets or the results of operations.

At March 31, 2022, the Fund was permitted to carry forward indefinitely $13,017,524 of short-term losses and $101,589,642 of long-term losses.

During the year ended March 31, 2022, a capital loss carryforward of $1,278,956 was utilized to offset net realized gains by the Fund.

The tax character of distributions paid during the years ended March 31, 2022 and March 31, 2021, were as follows:

	2022	2021
Distributions paid from:
Ordinary income	$24,317,301	$24,408,529
Total	$24,317,301	$24,408,529

The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2022:

2022
Distributable earnings/(loss):
Undistributed ordinary income	$ 927,620
Capital loss carryforward	(114,607,166)
Net unrealized appreciation	2,621,541
Total	$(111,058,005)

The difference between book basis and tax basis unrealized appreciation/ depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, purchased options and partnerships.

E. Risks

The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, armed conflict including Russia's military invasion of Ukraine, sanctions against Russia, other nations or individuals or companies and possible countermeasures, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may

48 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

continue, recur, worsen or spread. Interest rates are very low, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed-income securities. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time.

At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions, military conflicts and sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, and the imposition of adverse governmental laws, arbitrary application of laws and regulations or lack of rule of law, or currency exchange restrictions.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 49

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

The Fund invests in below-investment-grade (high-yield) debt securities and preferred stocks. Some of these high-yield securities may be convertible into equity securities of the issuer. Debt securities rated below-investment-grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. These securities involve greater risk of loss, are subject to greater price volatility, and may be less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities.

Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund’s ability to meet its obligations. The Fund may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. There is less readily available, reliable information about most floating rate loans than is the case for many other types of securities. Normally, the Adviser will seek to avoid receiving material, nonpublic information about the issuer of a loan either held by, or considered for investment by, the Fund, and this decision could adversely affect the Fund's investment performance. Loans may not be considered

50 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

“securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws. The Fund’s investments in certain foreign markets or countries with limited developing markets may subject the Fund to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

The Fund’s investments, payment obligations and financing terms may be based on floating rates, such as LIBOR (London Interbank Offered Rate). ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to – or discontinuation of - LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. In March, 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including any recommended spread adjustment and benchmark replacement conforming changes. The process of transitioning from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

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The Fund may invest up to 50% of its total assets in illiquid securities. Illiquid securities are securities that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities.

The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as the Fund’s custodian and accounting agent, and the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor the Adviser exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at the Adviser or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or sales or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.

F. Restricted Securities

Restricted Securities are subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. Private placement securities

52 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933.

Disposal of restricted investments may involve negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at March 31, 2022 are listed in the Schedule of Investments.

G. Insurance-Linked Securities (“ILS”)

The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments, and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 53

information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

H. Purchased Options

The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included on the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation is recorded on the Fund’s Statement of Operations. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased call and put options which have expired are treated as realized losses on investments on the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid.

The average market value of purchased options contracts open during the year ended March 31, 2022, was $91,335. Open purchased options at March 31, 2022, are listed in the Schedule of Investments.

I. Option Writing

The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as “Written options outstanding” on the Statement of Assets and Liabilities and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments on the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including

54 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

brokerage commissions, is also treated as a realized gain on the Statement of Operations, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on the Statement of Operations. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

The average market value of written options for the year ended March 31, 2022, was $(14,812). Open written options contracts at March 31, 2022, are listed in the Schedule of Investments.

J. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts ("contracts") for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

During the year ended March 31, 2022, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.

The average market value of forward foreign currency exchange contracts open during the year ended March 31, 2022, was $6,909,568. Open forward foreign currency exchange contracts outstanding at March 31, 2022, are listed in the Schedule of Investments.

K. Automatic Dividend Reinvestment Plan

All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the “Plan”), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Fund in lieu of cash. Shareowners may elect not to participate in the

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 55

Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the “Plan Agent”), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

If a shareowner’s shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner’s behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner’s cash dividends in shares of the Fund on terms that differ from the terms of the Plan.

Whenever the Fund declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Fund or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent’s open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

56 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

L. Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash or restricted cash is presented in the Statement of Cash Flows. Cash as presented in the Fund's Statement of Assets and Liabilities includes cash on hand at the Fund's custodian bank and does not include any short-term investments. As of and for the year ended March 31, 2022, the Fund had no restricted cash presented on the Statement of Assets and Liabilities.

2. Management Agreement

The Adviser manages the Fund’s portfolio. Management fees payable under the Fund's Investment Management Agreement with the Adviser are calculated daily and paid monthly at the annual rate of 0.60% of the Fund’s average daily managed assets. “Managed assets” means (a) the total assets of the Fund, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or (iii) any other means. For the year ended March 31, 2022, the net management fee was 0.60% of the Fund’s average daily managed assets, which was equivalent to 0.87% of the Fund’s average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $24,050 in management fees, administrative costs and certain other reimbursements payable to the Adviser at March 31, 2022.

3. Compensation of Directors and Officers

The Fund pays an annual fee to its Directors. The Adviser reimburses the Fund for fees paid to the Interested Directors. The Fund does not pay any salary or other compensation to its officers. For the year ended March 31, 2022, the Fund paid $15,084 in Directors' compensation, which is reflected on Statement of Operations as Directors' fees. At March 31, 2022, the Fund had a payable for Directors' fees on its Statement of Assets and Liabilities of $161.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 57

4. Transfer Agent

American Stock Transfer & Trust Company (“AST”) serves as the transfer agent with respect to the Fund’s shares. The Fund pays AST an annual fee, as is agreed to from time to time by the Fund and AST, for providing such services.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls.

5. Master Netting Agreements

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close-out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set-off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty.

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Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of March 31, 2022.

	Derivative
	Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
Bank of America NA	$141,697	$ (8,344)	$ —	$ —	$133,353
Brown Brothers
Harriman & Co.	106,784	—	—	—	106,784
Citibank NA	42,314	(42,314)	—	—	—
HSBC Bank USA NA	123,605	(46,825)	—	—	76,780
State Street
Bank & Trust Co.	57,471	(57,471)	—	—	—
Total	$471,871	$(154,954)	$ —	$ —	$316,917

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash	Cash Net	Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Pledged (a)	Pledged (a)	Liabilities (c)
Bank of America NA	$ 8,344	$ (8,344)	$ —	$ —	$ —
Brown Brothers
Harriman & Co.	—	—	—	—	—
Citibank NA	47,841	(42,314)	—	—	5,527
HSBC Bank USA NA	46,825	(46,825)	—	—	—
State Street
Bank & Trust Co.	115,734	(57,471)	—	—	58,263
Total	$218,744	$(154,954)	$ —	$ —	$ 63,790

(a)	The amount presented here may be less than the total amount of collateral received/pledged, as the net amount of derivative assets and liabilities cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 59

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2022, was as follows:

Statement of			Foreign
Assets and	Interest	Credit	Exchange	Equity	Commodity
Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets:
Net unrealized
appreciation on
forward foreign
currency contracts	$ —	$ —	$119,774	$ —	$ —
Options purchased*	—	—	141,697	—	—
Total Value	$ —	$ —	$261,471	$ —	$ —

Liabilities:
Call options written	—	—	8,344	—	—
Total Value	$ —	$ —	$ 8,344	$ —	$ —

* Reflects the market value of purchased option contracts (see Note 1H). These amounts are included in investments in unaffiliated issuers, at value, on the Statement of Assets and Liabilities.

60 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at March 31, 2022 was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net Realized Gain
(Loss) on
Forward foreign
currency exchange
contracts	$ —	$ —	$(627,875)	$ —	$ —
Options purchased*	—	—	(107,366)	—	—
Options written	—	—	107,366	—	—
Total Value	$ —	$ —	$(627,875)	$ —	$ —

Net Change in
Unrealized Appreciation
(Depreciation) on
Forward foreign
currency exchange
contracts	$ —	$ —	$ 292,362	$ —	$ —
Options purchased**	—	—	98,852	—	—
Options written	—	—	17,644	—	—
Total Value	$ —	$ —	$ 408,858	$ —	$ —

*	Reflects the net realized gain (loss) on purchased option contracts (see Note 1H). These amounts are included in net realized gain (loss) on investments in unaffiliated issuers, on the Statement of Operations.
**	Reflects the change in net unrealized appreciation (depreciation) on purchased option contracts (see Note 1H). These amounts are included in change in net unrealized appreciation (depreciation) on Investments in unaffiliated issuers, on the Statement of Operations.

7. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded loan commitment and is recorded as interest income on the Statement of Operations. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Footnote 1A and unrealized appreciation or depreciation, if any, is recorded on the Statement of Assets and Liabilities.

As of March 31, 2022, the Fund had the following unfunded loan commitment outstanding:

				Unrealized
				Appreciation/
Loan	Principal	Cost	Value	(Depreciation)
Project Watson Bridge Loan	$4,202,000	$4,202,000	$4,202,000	$ —
Total Value	$4,202,000	$4,202,000	$4,202,000	$ —

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 61

8. Fund Shares

There are 1,000,000,000 shares of common stock of the Fund (“common shares”), $0.001 par value per share authorized.

Transactions in common shares for the year ended March 31, 2022 and the year ended March 31, 2021, were as follows:

	3/31/22	3/31/21
Shares outstanding at beginning of year	29,231,771	29,231,771
Shares outstanding at end of year	29,341,635	29,231,771

9. Credit Agreement

The Fund has entered into a Revolving Credit Facility (the “Credit Agreement”) agreement with Sumitomo Mitsui Banking Corporation. Loan under the credit agreement are offered at a daily rate equal to the U.S. one month LIBOR rate plus 1.10%. There is no fixed borrowing limit.

At March 31, 2022, the Fund had a borrowing outstanding under the credit agreement totaling $116,500,000. The interest rate charged at March 31, 2022 was 1.17%. During the year ended March 31, 2022, the average daily balance was $125,397,260 at an average interest rate of 1.01%. Interest expense of $1,265,000 in connection with the credit agreement is included in the Statement of Operations.

The Fund is required to fully collateralize its outstanding loan balance as determined by Sumitomo Mitsui. Pledged assets are held in a segregated account and are denoted on the Schedule of Investments.

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Fund’s total liabilities not including any bank loans and senior securities, from the Fund’s total assets and dividing such amount by the principal amount of the borrowing outstanding.

10. Redomiciling

On April 21, 2021, the Fund, previously organized as a Delaware statutory trust, redomiciled to a Maryland corporation (the “redomiciling”). The redomiciling was effected through a statutory merger of the predecessor Delaware statutory trust (the “Predecessor Entity”) with and into a newly established Maryland corporation formed for the purpose of effecting the redomiciling (the “Successor Entity”) pursuant to the terms of an Agreement and Plan of Merger entered into by and between the Predecessor Entity and the Successor Entity (the “Merger”). Upon effectiveness of the Merger, (i) the Successor Entity became the successor in interest to the Fund

62 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

(ii) each outstanding share of common stock of the Predecessor Entity was automatically converted into one share of common stock of the Successor Entity, and (iii) the shareholders of the Predecessor Entity became stockholders of the Successor Entity. Neither the Fund nor its stockholders realized gain (loss) as a direct result of the Merger. Accordingly, the Merger had no effect on the Fund’s operations.

In connection with the redomiciling, the Fund’s name changed from Pioneer High Income Trust to Pioneer High Income Fund, Inc. The Fund's ticker symbol on the New York Stock Exchange did not change.

The redomiciling did not result in any change to the investment adviser, investment objective and strategies, portfolio management team, policies and procedures or the members of the Board overseeing the Fund.

Following the Fund’s redomiciling, the rights of shareholders are governed by Maryland General Corporation Law and the Articles of Incorporation and Bylaws of the Successor Entity. In addition, the Fund is subject to the Maryland Control Share Acquisition Act (the “Control Share Act”) following the redomiciling.

The Control Share Act generally provides that any holder of “control shares” acquired in a “control share acquisition” may not exercise voting rights with respect to the “control shares,” except to the extent approved by a vote of two-thirds of all the votes entitled to be cast on the matter. Generally, “control shares” are shares that, when aggregated with shares already owned by an acquiring person, would entitle the acquiring person to exercise 10% or more, 33 1/3% or more, or a majority of the total voting power of shares entitled to vote in the election of directors. The Control Share Act provides that a “control share acquisition” does not include the acquisition of shares in a merger, consolidation or share exchange. Therefore, a shareholder of the Fund that acquired shares of the Successor Entity as a result of the Merger will be able to exercise voting rights as to those shares even if the number of such shares acquired by the shareholder in the Merger exceeds one or more of the thresholds of the Control Share Act.

The above description of the Control Share Act is only a high-level summary and does not purport to be complete. Investors should refer to the actual provisions of the Control Share Act and the Fund’s Bylaws for more information, including definitions of key terms, various exclusions and exemptions from the statute's scope, and the procedures by which stockholders may approve the reinstatement of voting rights to holders of “control shares.”

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 63

11. Change in Sub-Administrator and Custodian

Effective November 22, 2021, The Bank of New York Mellon Corporation ("BNY Mellon") serves as the Fund's Custodian and Sub-Administrator.

12. Subsequent Events

A monthly dividend was declared on April 5, 2022 from undistributed and accumulated net investment income of $0.0625 per share payable April 29, 2022, to shareowners of record on April 19, 2022.

64 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Report of Independent Registered Public Accounting Firm

To the Board of Directors and the Shareholders of Pioneer High Income Fund, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Pioneer High Income Fund, Inc. (the “Fund”) (formerly known as Pioneer High Income Trust), including the schedule of investments, as of March 31, 2022, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Pioneer High Income Fund, Inc. at March 31, 2022, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 65

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the Pioneer family of funds since 2017.

Boston, Massachusetts
May 26, 2022

66 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Additional Information (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, its shares in the open market.

The percentages of the Fund’s ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 70.10%.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 67

Updated Disclosures for the Fund (unaudited)

The following includes information that is incorporated by reference in the Fund’s Registration Statement and is also a summary of certain changes during the most recent fiscal year ended March 31, 2022. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.

Summary of Fund Expenses

The purpose of the following table and example is to help you understand all fees and expenses holders of Common Shares would bear directly or indirectly. The table below is based on the capital structure of the Fund as of March 31, 2022 (except as noted below).

Shareholder Transaction Expenses
Sales Load (percentage of offering price)	None(1)
Offering Expenses Borne by the Fund (percentage of offering price)	—(2)
Dividend Reinvestment Plan Per Transaction Fee to Sell Shares Obtained
Pursuant to the Plan	None(3)
Total Transaction Expenses (as a percentage of offering price)(4)

Percentage
of Net
Assets
Attributable
to Common
Shares
(Assumes
Leverage
is Used)
Annual Fund Operating Expenses
Management Fee(5)	0.87%
Interest Payment on Borrowed Funds(6)	0.43%
Other Expenses(7)	0.31%
Total Annual Fund Operating Expenses	1.61%

(1)	The sales load will apply only if the securities are sold to or through underwriters. In such case, a corresponding Prospectus Supplement will disclose the applicable sales load.
(2)	The related Prospectus Supplement will disclose the estimated amount of offering expenses, the offering price and the offering expenses borne by the Fund as a percentage of the offering price.
(3)	Common Shareholders will pay brokerage charges if they direct the Plan Agent (defined in the Prospectus) to sell Common Shares held in a dividend reinvestment account. See Note K - Automatic Dividend Reinvestment Plan. There are no fees charged to shareholders for participating in the Fund’s dividend reinvestment plan.
(4)	The related Prospectus Supplement will disclose the offering price and the total shareholder transaction expenses as a percentage of the offering price.
(5)	The Adviser receives an annual fee, payable monthly, in an amount equal to 0.60% of the Fund’s average daily Managed Assets. “Managed Assets” means net assets plus the amount of any Borrowings and assets attributable to any Preferred Shares that may be outstanding. For the purposes of this table, we have assumed that the Fund has utilized leverage in an aggregate amount of 30.8% of its Managed Assets (the actual average amount of Borrowings during the fiscal year ended March 31, 2022). If the Fund were to use leverage in excess of 30.8% of its Managed Assets, the management fees shown would be higher.
(6)	For the purposes of this table, we have assumed that the Fund has utilized Borrowings in an aggregate amount of 30.8% of its Managed Assets (which equals the average level of leverage for the Fund’s fiscal year ended March 31, 2022). The expenses and rates associated with leverage may vary as and when Borrowings or issuances of Preferred Shares are made.
(7)	Estimated based on amounts incurred in the fiscal year ended March 31, 2022.

68 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Example1

The following example illustrates the hypothetical expenses that you would pay on a $1,000 investment in Common Shares, assuming (i) “Total Annual Fund Operating Expenses” of 1.61% of net assets attributable to Common Shares (which assumes the Fund’s use of leverage in an aggregate amount equal to 30.8% of the Fund’s Managed Assets) and (ii) a 5% annual return:

1 Year	3 Years	5 Years	10 Years
$16	$51	$88	$191

1 The example above should not be considered a representation of future expenses. Actual expenses may be higher or lower than those shown. The example assumes that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

Market and Net Asset Value (NAV) Information

The Fund’s Common Shares are listed on the NYSE under the symbol “PHT.” The Fund’s Common Shares commenced trading on the NYSE on April 26, 2002.

The Fund’s Common Shares have traded both at a premium and at a discount in relation to the Fund’s net asset value per share. Although the Fund’s Common Shares have traded at a premium to net asset value, it has recently been the case that the Fund’s Common Shares have traded at a discount to net asset value. The Fund cannot predict whether its Common Shares will trade in the future at a premium or discount to net asset value, or the level of any premium or discount. See “Market price of Common Shares risk” on page 75.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 69

The following table sets forth, for each of the periods indicated, the range of high and low closing sale price of the Fund’s Common Shares and the quarter-end sale price, each as reported on the NYSE, the net asset value per share of Common Shares and the premium or discount to net asset value per share at which the Fund’s shares were trading. Net asset value is generally determined on each business day that the NYSE is open for business.

	Quarterly Closing
	Sale Price			Quarter-End Closing
					Premium/
					(Discount)
					of Quarter-
				Net Asset	End Sale
				Value Per	Price to
			Sale	Common	Net Asset
Fiscal Quarter Ended	High	Low	Price	Share(1)	Value(2)
June 30, 2019	$10.09	$9.81	$9.00	$10.05	(10.45)%
September 30, 2019	10.07	9.82	9.22	9.98	(7.71)%
December 31, 2019	10.20	9.91	9.54	10.15	(6.01)%
March 31, 2020	10.35	7.04	6.42	7.28	(11.81)%
June 30, 2020	8.73	7.00	7.44	8.36	(11.00)%
September 30, 2020	8.92	8.39	7.96	8.71	(8.61)%
December 31, 2020	9.40	8.64	8.92	9.40	(5.11)%
March 31, 2021	9.64	9.39	9.37	9.57	(2.09)%
June 30, 2021	10.10	9.32	9.71	9.76	(0.51)%
September 30, 2021	11.15	9.65	9.76	9.64	1.24%
December 31, 2021	10.44	9.05	9.70	9.52	1.89%
March 31, 2022	9.70	7.12	8.12	8.93	(9.07)%

Source of market prices: Bloomberg.

(1)	Net asset value per share is determined as of close of business on the last day of the relevant quarter and therefore may not reflect the net asset value per share on the date of the high and low closing sales prices, which may or may not fall on the last day of the quarter.
(2)	Calculated as of the quarter-end closing sales price divided by the quarter-end net asset value.

The NAV per Common Share on May 12, 2022 was $8.18 and the market price of the Fund’s Common Shares on the NYSE at the close of business on May 12, 2022 was $7.15, representing a discount of 12.59% to such net asset value. As of May 12, 2022, the Fund has 29,341,635 outstanding Common Shares.

70 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Senior Securities

The table below sets forth the senior securities outstanding as of the end of the Fund’s five (5) fiscal years indicated below. Please refer to the Fund's Financial Highlights for the most recent five years of senior securities outstanding.

		Total		Liquidation	Average
		Amount	Asset	Preference	Market
		Outstanding	Coverage	Per	Value
		(in	Per $1,000	Preferred	Per
Fiscal Year Ended	Type of Senior Security	thousands)	indebtedness	Share(4)	Unit(2)
March 31, 2013	AMPS(1)	$151,000(2)	$91,971	$25,000	$25,000
March 31, 2014	Revolving Credit Facility	$151,000(3)	$3,419	N/A	N/A
March 31, 2015	Revolving Credit Facility	$151,000(3)	$3,280	N/A	N/A
March 31, 2016	Revolving Credit Facility	$125,000(3)	$3,175	N/A	N/A
March 31, 2017	Revolving Credit Facility	$125,000(3)	$3,502	N/A	N/A

(1)	Prior to March 18, 2014, the Fund issued auction market preferred shares (“AMPS”). The AMPS were not listed on any exchange or automated quotation system. The AMPS were considered debt of the issuer; and the liquidation preference of the AMPS approximated fair value.
(2)	Calculated by subtracting the Fund’s total liabilities (not including AMPS) from the Fund’s total assets and dividing this by the number of AMPS outstanding, and by multiplying the result by the number of AMPS outstanding.
(3)	Calculated by subtracting the Fund’s total liabilities (not including borrowing outstanding under the revolving credit facility) from the Fund’s total assets and dividing this by the borrowing outstanding under the revolving credit facility, and by multiplying the result by 1,000.
(4)	“Liquidating Preference per Preferred Share” means the amount to which a holder of preferred shares would be entitled upon the liquidation of the Fund in preference to common shareholders, expressed as a dollar amount per preferred share.

Unresolved Securities and Exchange Commission Staff Comments

The Fund believes that there are no material unresolved written comments, received 180 days or more before March 31, 2022 from the Staff of the Securities and Exchange Commission regarding any of the Fund’s periodic or current reports under the Securities Exchange Act of 1934 or the Investment Company Act of 1940, or the Fund’s registration statement.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 71

Financial Highlights for the fiscal years ended March 31, 2013 –March 31, 2017

For a common share of capital stock outstanding throughout each year ended March 31:

72 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Financial Highlights (unaudited)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/17	3/31/16	3/31/15	3/31/14	3/31/13
Per Share Operating Performance
Net asset value, beginning of period	$ 9.34	$ 11.89	$ 14.19	$ 14.23	$ 13.45
Increase (decrease) from investment operations: (a)
Net investment income	$ 0.95	$ 1.19	$ 1.36	$ 1.50	$ 1.74
Net realized and unrealized gain (loss) on investments, swap contracts, and foreign
currency transactions	1.38	(2.40)	(2.05)	0.12	0.70
Distributions to preferred shareowners from:
Net investment income	—	—	—	(0.01)	(0.01)
Net increase (decrease) from investment operations	$ 2.33	$ (1.21)	$ (0.69)	$ 1.61	$ 2.43
Distributions to common shareowners from:
Net investment income and previously undistributed net investment income	$ (0.97)*	$ (1.34)*	$ (1.61)*	$ (1.65)*	$ (1.65)
Net increase (decrease) in net asset value	$ 1.36	$ (2.55)	$ (2.30)	$ (0.04)	$ 0.78
Net asset value, end of period (b)	$ 10.70	$ 9.34	$ 11.89	$ 14.19	$ 14.23
Market value, end of period (b)	$ 9.87	$ 10.04	$ 12.87	$ 17.83	$ 16.97
Total return at net asset value	26.13%	(10.54)%	(7.38)%	10.32%	17.00%
Total return at market value (c)	8.23%	(11.37)%	(20.28)%	16.24%	12.65%
Ratios to average net assets of common shareowners:
Total expenses plus interest expense (d)(e)	2.10%	1.67%	1.33%	1.04%	1.08%
Net investment income before preferred share distributions	9.36%	11.23%	10.30%	10.70%	13.03%
Preferred share distributions	—	—	—	0.04%	0.06%
Net investment income available to common shareowners	9.36%	11.23%	10.30%	10.66%	12.97%
Portfolio turnover	48%	24%	37%	30%	27%
Net assets of common shareowners, end of period (in thousands)	$312,757	$271,900	$344,349	$406,884	$404,498

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 73

Financial Highlights (unaudited) (continued)

	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	3/31/17	3/31/16	3/31/15	3/31/14	3/31/13
Preferred shares outstanding (in thousands)	—	—	—	—(f)	$151,000
Asset coverage per preferred share, end of period	—	—	—	—(f)	$ 91,971
Average market value per preferred share (g)	—	—	—	—(f)	$ 25,000
Liquidation value, including dividends payable, per preferred share	—	—	—	—(f)	$ 25,001
Total amount of debt outstanding (in thousands)	$125,000	$125,000	$151,000	$151,000
Asset coverage per indebtedness (in thousands)	$ 3,502	$ 3,175	$ 3,280	$ 3,419

*	The amount of distributions made to shareowners during the period were in excess of the net investment income earned by the Fund during the period. The Fund has accumulated undistributed net investment income which is part of the Fund’s NAV. A portion of the accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Fund’s shares.
(a)	The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)	Net asset value and market value are published in Barron’s on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(c)	Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported.

Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(d)	Expense ratios do not reflect the effect of distribution payments to preferred shareowners.
(e)	Includes interest expense of 1.11%, 0.63%, 0.38%, 0.02%, and 0.0%, respectively.
(f)	Preferred shares were redeemed during the period.
(g)	Market value is redemption value without an active market.

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INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS (unaudited)

CHANGES OCCURRING DURING MOST RECENT FISCAL YEAR

The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund. The following principal risk disclosure has been added with respect to the Fund:

Market price of Common Shares risk. The Fund’s Common Shares have traded both at a premium and at a discount to its net asset value. The last reported sale price, as of May 12, 2022 was $7.15 per share. The Fund’s net asset value per share and percentage discount to net asset value per share of its Common Shares as of May 12, 2022 were $8.18 and -12.59%, respectively. There is no assurance the Fund’s Common Shares will not continue to trade at a discount.

Common Shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk separate and distinct from the risk that the Fund’s net asset value may decrease. Both long and short-term investors, including investors who sell their shares within a relatively shares within a relatively short period after purchase, will be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

Whether investors will realize a gain or loss upon the sale of the Fund’s Common Shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its Common Shares will trade at, below or above net asset value, or below or above the offering price for the shares.

Market risk. The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness

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or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. Changes in market conditions may not have the same impact on all types of securities. The value of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. If the market prices of the Fund’s securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; changes in currency exchange rates; global pandemics; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions.

Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Interest rates are very

76 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

low, which means there is more risk that they may go up. In some cases yields are negative. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia’s military invasion of Ukraine, terrorism, natural disasters, infectious illness or public health issues, cybersecurity events, supply chain disruptions, sanctions against Russia, other nations or individuals or companies and possible countermeasures, and other circumstances in one country or region could have profound impacts on other countries or regions and on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any security or derivative position.

Anti-takeover provisions. The Fund’s charter and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund's ability to achieve its primary investment objective of seeking a high level of current income. The Fund’s Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the Fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). Such provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. There can be no assurance, however, that such provisions will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders.

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Dilution risk. The voting power of current Common Shareholders of the Fund will be diluted to the extent that such current Common Shareholders do not purchase Common Shares in any future offerings of Common Shares or do not purchase sufficient Common Shares to maintain their percentage interest. If the Fund is unable to invest the proceeds of such offerings as intended, the Fund’s per share distributions may decrease and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

INVESTMENT OBJECTIVES

The Fund’s investment objective is a high level of current income. The Fund may, as a secondary objective, also seek capital appreciation to the extent consistent with its investment objective. The Fund’s investment objective is a fundamental policy and may not be changed without the approval of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Fund makes no assurance that it will realize its objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests at least 80% of its assets (net assets plus borrowing for investment purposes) in below investment grade (“high yield”) debt securities, loans and preferred stocks. This is a non-fundamental policy and may be changed by the Board of Directors of the Fund provided that shareholders are provided with at least 60 days prior written notice of any change as required by the rules under the 1940 Act.

The Fund may invest in insurance-linked securities.

The Fund may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the Adviser to be of equivalent credit quality.

The Fund may invest in securities of issuers that are in default or that are in bankruptcy.

The Adviser considers both broad economic and issuer specific factors in selecting a portfolio designed to achieve the Fund’s investment objective. In assessing the appropriate maturity, rating, sector and country weightings of the Fund’s portfolio, the Adviser considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the Adviser determines the preferable portfolio characteristics, the Adviser selects

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individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating, sector and issuer diversification. The Adviser also employs due diligence and fundamental research to assess an issuer’s credit quality, taking into account financial condition and profitability, future capital needs, potential for change in rating, industry outlook, the competitive environment and management ability.

The Adviser’s analysis of issuers may include, among other things, historic and current financial conditions, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical costs, strength of management, responsiveness to business conditions, credit standing, and current and anticipated results of operations. While the Adviser considers as one factor in its credit analysis the ratings assigned by the rating services, the Adviser performs its own independent credit analysis of issuers and, consequently, the Fund may invest, without limit, in unrated securities. As a result, the Fund’s ability to achieve its investment objective may depend to a greater extent on the Adviser’s own credit analysis than investment companies which invest in higher rated securities.

In making these portfolio decisions, the Adviser relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. The Fund may continue to hold securities that are downgraded after the Fund purchases them and will sell such securities only if, in the adviser’s judgment, it is advantageous to sell such securities.

High Yield Securities. The high yield securities in which the Fund invests are rated Ba or lower by Moody’s or BB or lower by Standard & Poor’s or are unrated but determined by the Adviser to be of comparable quality. Debt securities rated below investment grade are commonly referred to as “junk bonds” and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Below investment grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. An investment in the Fund may be speculative in that it involves a high degree of risk and should not constitute a complete investment program. For purposes of the Fund’s credit quality policies, if a security receives different ratings from nationally recognized securities rating organizations, the Fund will use the rating chosen by the portfolio manager as most representative of the security’s credit quality. The Fund’s high yield securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed

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rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. The Fund invests in high yield securities with a broad range of maturities.

Convertible Securities. The Fund’s investment in fixed income securities may include bonds and preferred stocks that are convertible into the equity securities of the issuer or a related company. The Fund will not invest more that 50% of its total in convertible securities. Depending upon the relationship of the conversion price to the market value of the underlying securities, convertible securities may trade more like equity securities than debt instruments. Consistent with its objective and other investment policies, the Fund may also invest a portion of its assets in equity securities, including common stocks, depositary receipts, warrants, rights and other equity interests.

Loans. The Fund may invest a portion of its assets in loan participations and other direct claims against a borrower. The Fund considers corporate loans to be high yield debt instruments if the issuer has outstanding debt securities rated below investment grade or has no rated securities, and includes corporate loans in determining whether at least 80% of its assets are invested in high yield debt instruments. The corporate loans in which the Fund invests primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of

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fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission (SEC).

As in the case of other high yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (Ba or lower by Moody’s or BB or lower by Standard & Poor’s), or may be unrated investments considered by the Adviser to be of comparable quality. As in the case of other high yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower’s bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate (LIBOR). Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high yield instruments as a result of changes in the interest rate environment. On the other hand, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

Distressed Securities. The Fund may invest up to 10% of its total assets in distressed securities, including corporate loans, which are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or payment of interest at the time of acquisition by the Fund or are rated in the lower rating categories (Ca or lower by Moody’s or CC or lower by Standard & Poor’s) or which are unrated investments considered by the Adviser to be of comparable quality. Investment in distressed securities is speculative and involves significant risk. Distressed securities frequently do not produce income while they are outstanding and may require the Fund to bear certain extraordinary expenses in order to protect

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and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund’s ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed securities, the Fund may be restricted from disposing of such securities.

Preferred Shares. The Fund may invest in preferred shares. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred shares are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.

Non-U.S. Investments. While the Fund primarily invests in securities of U.S. issuers, the Fund may invest up to 25% of its total assets in securities of corporate and governmental issuers located outside the United States, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets. Non-U.S. securities may be issued by non-U.S. governments, banks or corporations, or private issuers, and certain supranational organizations, such as the World Bank and the European Union. The Fund considers emerging market issuers to include issuers organized under the laws of an emerging market country, issuers with a principal office in an emerging market country, issuers that derive at least 50% of their gross revenues or profits from goods or services produced in emerging market countries or sales made in emerging market countries, or issuers that have at least 50% of their assets in emerging market countries and emerging market governmental issuers. Emerging markets generally will include, but not be limited to, countries included in the Morgan Stanley Capital International (MSCI) Emerging + Frontier Markets Index.

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Illiquid Securities. The Fund may invest in bonds, corporate loans, convertible securities, preferred stocks and other securities that lack a secondary trading market or are otherwise considered illiquid. Liquidity of a security relates to the ability to easily dispose of the security and the price to be obtained upon disposition of the security, which may be less than would be obtained for a comparable more liquid security. The Fund may invest up to 50% of its total assets in investments that are not readily marketable, and it may also invest in securities that are subject to contractual restrictions on resale. Such investments may affect the Fund’s ability to realize the net asset value in the event of a voluntary or involuntary liquidation of its assets.

Structured Securities. The Fund may invest in structured securities. The value of the principal and/or interest on such securities is determined by reference to changes in the value of specific currencies, interest rates, commodities, indices or other financial indicators (Reference) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the Reference. The terms of the structured securities may provide in certain circumstances that no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Changes in the interest rate or principal payable at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of fixed income securities.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private issuers, by government-sponsored entities such as the Federal National Mortgage Association (“FNMA”) or Federal Home Loan Mortgage Corporation (“FHLMC”) or by agencies to the U.S. government such as the Government National Mortgage Corporation (“GNMA”). Mortgage-backed securities represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property. The Fund’s investments in mortgage-related securities may include mortgage derivatives and structured securities.

The Fund may invest in mortgage pass-through certificates and multiple-class pass-through securities, and mortgage derivative securities such as real estate mortgage investment conduits (REMIC) pass-through certificates, collateralized mortgage obligations (CMOs) and stripped mortgage-backed securities (SMBS), interest only mortgage-backed securities and principal only mortgage-backed securities and other types of mortgage-backed securities that may be available in the future. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or

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a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Mortgage-backed securities often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice, however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time the Fund receives the payments for reinvestment. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Fund’s principal investment to the extent of the premium paid. The value of mortgage-backed securities may also change due to shifts in the market’s perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole. Non-governmental mortgage-backed securities may offer higher yields than those issued by government entities but also may be subject to greater price changes than governmental issues.

Asset-Backed Securities. The Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables. The Fund’s investments in asset-backed securities may include derivative and structured securities. The Fund may invest in asset-backed securities issued by special entities, such as Fund, that are backed by a pool of financial assets. The Fund may invest in collateralized debt obligations (CDOs), which include collateralized bond obligations (CBOs), collateralized loan obligations (CLOs) and other similarly structured securities. A CDO is a fund backed by a pool of fixed income securities. The Fund typically is split into two or more portions, called tranches, which vary in credit quality, yield, credit support and right to repayment of principal and interest. Lower tranches pay higher interest rates but represent lower degrees of credit quality and are more sensitive to the rate of defaults in the pool of obligations. Certain CDOs may use derivatives, such as credit default swaps, to create synthetic exposure to assets rather than holding such assets directly.

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REITs. REITs primarily invest in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code). The Fund will in some cases indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

U.S. Government Securities. U.S. government securities in which the Fund invests include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (GNMA), General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (FHLMC), Federal National Mortgage Association (FNMA), Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Fund Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer. No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit

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issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to non-U.S. governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

Zero Coupon Securities. The Fund may invest in zero coupon securities. Zero coupon securities are debt instruments that do not pay interest during the life of the security but are issued at a discount from the amount the investor will receive when the issuer repays the amount borrowed (the face value). The discount approximates the total amount of interest that would be paid at an assumed interest rate.

Investments in Equity Securities. Consistent with its objective, the Fund may invest in equity securities. Equity securities, such as common stock, generally represent an ownership interest in a company. While equity securities have historically generated higher average returns than fixed income securities, equity securities have also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of a particular equity security held by the Fund. Also, the price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

Other Investment Companies. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and principal investment strategies and permissible under the 1940 Act. Subject to the limitations on investment in other investment companies, the Fund may invest in “ETFs.”

Other Investments. Normally, the Fund will invest substantially all of its assets to meet its investment objectives. The Fund may invest the remainder of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents, or it may hold cash. During such periods, the Fund may not be able to achieve its investment objectives.

Derivatives. The Fund may, but is not required to, use futures and options on securities, indices and currencies, forward foreign currency exchange contracts, swaps, credit-linked notes and other derivatives. The Fund also may enter into credit default swaps, which can be used to acquire or to transfer the credit risk of a security or index of securities without buying or selling the security or securities comprising the relevant index. A derivative is a security or instrument whose value is determined by reference to the

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value or the change in value of one or more securities, currencies, indices or other financial instruments. The Fund may use derivatives for a variety of purposes, including:

•	In an attempt to hedge against adverse changes in the market prices of securities, interest rates or currency exchange rates
•	As a substitute for purchasing or selling securities
•	To attempt to increase the Fund’s return as a non-hedging strategy that may be considered speculative
•	To manage portfolio characteristics (for example, the duration or credit quality of the Fund’s portfolio)
•	As a cash flow management technique

The Fund may choose not to make use of derivatives for a variety of reasons, and any use may be limited by applicable law and regulations.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar roll transactions to earn additional income. In these transactions, the Fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The Fund loses the right to receive interest and principal payments on the security it sold. However, the Fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the Adviser’s ability to forecast mortgage prepayment patterns on different mortgage pools. The Fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

Insurance-Linked Securities. The Fund may invest in insurance-linked securities (ILS). The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger

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events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

The Fund’s investments in ILS may include event-linked bonds. ILS also may include securities issued by special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments. The Fund may invest in interests in pooled entities that invest primarily in ILS.

Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund.

Other Debt Securities. The Fund may invest in other debt securities. Other debt securities in which the Fund may invest include: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and custodial receipts therefor; securities issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities or by international or supranational entities; corporate debt securities, including notes, bonds and debentures; certificates of deposit and bankers’ acceptances issued or guaranteed by, or time deposits maintained at, banks (including U.S. or foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $1 billion; commercial paper; and mortgage related securities. These securities may be of any maturity. The value of debt securities can be expected to vary inversely with interest rates.

Money Market Instruments. Money market instruments include short-term U.S. government securities, U.S. dollar-denominated, high quality commercial paper (unsecured promissory notes issued by corporations to finance their short-term credit needs), certificates of deposit, bankers’

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acceptances and repurchase agreements relating to any of the foregoing. U.S. government securities include Treasury notes, bonds and bills, which are direct obligations of the U.S. government backed by the full faith and credit of the United States and securities issued by agencies and instrumentalities of the U.S. government, which may be guaranteed by the U.S. Treasury, may be supported by the issuer’s right to borrow from the U.S. Treasury or may be backed only by the credit of the federal agency or instrumentality itself.

Repurchase Agreements. In a repurchase agreement, the Fund purchases securities from a broker/dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specified price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. If the counterparty does not repurchase the securities, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

PRINCIPAL RISKS

General. The Fund is a closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Because the Fund may invest substantially in high yield debt securities, an investment in the Fund’s shares is speculative in that it involves a high degree of risk. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. Instruments in which the Fund invests may only have limited liquidity, or may be illiquid.

Market price of Common Shares risk. The Fund’s Common Shares have traded both at a premium and at a discount to its net asset value. The last reported sale price, as of May 12, 2022 was $7.15 per share. The Fund’s net asset value per share and percentage discount to net asset value per share of its Common Shares as of May 12, 2022 were $8.18 and -12.59%, respectively. There is no assurance the Fund’s Common Shares will not continue to trade at a discount.

Common Shares of closed-end funds frequently trade at a price lower than their net asset value. This is commonly referred to as “trading at a discount.” This characteristic of shares of closed-end funds is a risk

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separate and distinct from the risk that the Fund’s net asset value may decrease. Both long and short-term investors, including investors who sell their shares within a relatively short period after purchase, will be exposed to this risk. The Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

Whether investors will realize a gain or loss upon the sale of the Fund’s Common Shares will depend upon whether the market value of the shares at the time of sale is above or below the price the investor paid, taking into account transaction costs, for the shares and is not directly dependent upon the Fund’s net asset value. Because the market value of the Fund’s shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its Common Shares will trade at, below or above net asset value, or below or above the offering price for the shares.

Market risk. The market prices of securities or other assets held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues, armed conflict, market disruptions caused by tariffs, trade disputes, sanctions or other government actions, or other factors or adverse investor sentiment. Changes in market conditions may not have the same impact on all types of securities. The value of securities may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. If the market prices of the Fund’s securities and assets fall, the value of your investment will go down. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. Rates of inflation have recently risen. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund's distributions.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars, terror attacks and economic sanctions); measures to address budget deficits; downgrading of sovereign debt; changes in oil and commodity prices; changes in currency

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exchange rates; global pandemics; and public sentiment. The global pandemic of the novel coronavirus respiratory disease designated COVID-19 has resulted in major disruption to economies and markets around the world, including the United States. Global financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments. Following Russia’s recent invasion of Ukraine, Russian securities have lost all, or nearly all, their market value. Other securities or markets could be similarly affected by past or future geopolitical or other events or conditions. Governments and central banks, including the U.S. Federal Reserve, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The consequences of high public debt, including its future impact on the economy and securities markets, may not be known for some time. Interest rates are very low, which means there is more risk that they may go up. In some cases yields are negative. U.S. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including increases or decreases in interest rates, or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund invests. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and these and other events affecting global markets, such as the United Kingdom’s exit from the European Union (or Brexit), potential trade imbalances with China or other countries, or sanctions or other government actions against Russia, other nations or individuals or companies (or their countermeasures), may contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, armed conflict including Russia's military invasion of Ukraine terrorism, natural disasters, infectious illness or public health issues, and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the

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countries or regions directly affected, the value and liquidity of the Fund’s investments may be negatively affected. The Fund may experience a substantial or complete loss on any security or derivative position.

LIBOR risk. LIBOR (London Interbank Offered Rate) is used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, and interest rate swaps and other derivatives. CE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern. The effect of any changes to – or discontinuation of – LIBOR on the Fund will vary depending on, among other things, existing fallback provisions in individual contracts and whether, how, and when industry participants develop and widely adopt new reference rates and fallbacks for both legacy and new products and instruments. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Because the usefulness of LIBOR as a benchmark may deteriorate during the transition period, these effects could occur at any time.

High yield or “junk” bond risk. Debt securities that are below investment grade, called “junk bonds,” are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events and negative sentiments. These risks are more pronounced for securities that are already in default.

Interest rate risk. The market prices of the Fund’s fixed income securities may fluctuate significantly when interest rates change. The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. For example, if interest rates increase by 1%, the value of a

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Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In recent years interest rates and credit spreads in the U.S. have been at historical lows, which means there is more risk that they may go up. The U.S. Federal Reserve has recently started to raise certain interest rates. A general rise in interest rates could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the Fund. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities (sometimes called “credit spread”). In general, the longer its maturity the more a security may be susceptible to these factors. When the credit spread for a fixed income security goes up, or “widens,” the value of the security will generally go down.

Rising interest rates can lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments

Credit risk. If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will typically decline. Changes in actual or perceived creditworthiness may occur quickly. The Fund could be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty.

Prepayment or call risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Fund also may lose any premium it paid on the security.

Extension risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security.

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Risk of illiquid investments. Certain securities and derivatives held by the Fund may be impossible or difficult to purchase, sell or unwind. Illiquid securities and derivatives also may be difficult to value. Liquidity risk may be magnified an environment of rising interest rates or widening credit spreads. During times of market turmoil, there have been, and may be, no buyers or sellers for securities in entire asset classe. If the Fund is forced to sell an illiquid asset or unwind a derivatives position, the Fund may suffer a substantial loss or may not be able to sell at all.

Portfolio selection risk. The Adviser’s judgment about the quality, relative yield, relative value or market trends affecting a particular sector or region, market segment, security or about interest rates generally may prove to be incorrect, or there may be imperfections, errors or limitations in the models, tools and information used by the Adviser.

Reinvestment risk. Income from the Fund’s portfolio will decline if the Fund invests the proceeds, repayment or sale of loans or other obligations into lower yielding instruments with a lower spread over the base lending rate. A decline in income could affect the common shares’ distribution rate and their overall return.

Risks of investing in floating rate loans. Floating rate loans and similar investments may be illiquid or less liquid than other investments and difficult to value. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. An economic downturn generally leads to a higher non-payment rate, and a loan may lose significant value before a default occurs.

When the Fund invests in a loan participation, the Fund does not have a direct claim against the borrower and must rely upon an intermediate participant to enforce any rights against the borrower. As a result, the Fund is subject to the risk that an intermediate participant between the Fund and the borrower will fail to meet its obligations to the Fund, in addition to the risk that the issuer of the loan will default on its obligations. Also the Fund may be regarded as the creditor of the agent lender (rather than the borrower), subjecting the Fund to the creditworthiness of the lender as well as the borrower.

There is less readily available, reliable information about most senior loans than is the case for many other types of securities. Although the features of senior loans, including being secured by collateral and having priority over other obligations of the issuer, reduce some of the risks of investment in below investment grade securities, the loans are subject to significant risks.

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the Adviser believes, based on its experience, that senior floating rate loans generally have more favorable loss recovery rates than most other types of below investment grade obligations. However, there can be no assurance that the Fund’s actual loss recovery experience will be consistent with the Adviser’s prior experience or that the senior loans in which the Fund invests will achieve any specific loss recovery rate.

Some of the loans in which the Fund may invest may be “covenant lite.” Covenant lite loans contain fewer maintenance covenants, or no maintenance covenants at all, than traditional loans and may not include terms that allow the lender to monitor the financial performance of the borrower and declare a default if certain criteria are breached. This may expose the Fund to greater credit risk associated with the borrower and reduce the Fund’s ability to restructure a problematic loan and mitigate potential loss. As a result the Fund’s exposure to losses on such investments may be increased, especially during a downturn in the credit cycle.

Second lien loans generally are subject to similar risks as those associated with senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority on payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Second lien loans generally have greater price volatility than senior loans and may be less liquid.

Certain floating rate loans and other corporate debt securities involve refinancings, recapitalizations, mergers and acquisitions, and other financings for general corporate purposes. Other loans are incurred in restructuring or “work-out” scenarios, including debtor-in-possession facilities in bankruptcy. Loans in restructuring or similar scenarios may be especially vulnerable to the inherent uncertainties in restructuring processes. In addition, the highly leveraged capital structure of the borrowers in any of these transactions, whether acquisition financing or restructuring, may make the loans especially vulnerable to adverse economic or market conditions and the risk of default. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S.

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Because affiliates of the Adviser may participate in the primary and secondary market for senior loans, limitations under applicable law may restrict the Fund’s ability to participate in a restructuring of a senior loan or to acquire some senior loans, or affect the timing or price of such acquisition. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

Collateral risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. These laws may be less developed and more cumbersome with respect to the Fund’s non-U.S. floating rate investments. Floating rate loans may not be fully collateralized or may be uncollateralized. Uncollateralized loans involve a greater risk of loss. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. In addition, the lender’s security interest or their enforcement of their security interest under the loan agreement may be found by a court to be invalid or the collateral may be used to pay other outstanding obligations of the borrower. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy law. To the extent that a loan is collateralized by stock of the borrower or its affiliates, this stock may lose all or substantially all of its value in the event of bankruptcy of the borrower. Loans that are obligations of a holding company are subject to the risk that, in a bankruptcy of a subsidiary operating company, creditors of the subsidiary may recover from the subsidiary’s assets before the lenders to the holding company would receive any amount on account of the holding company’s interest in the subsidiary.

Risk of disadvantaged access to confidential information. The issuer of a floating rate loan may offer to provide material, non-public information about the issuer to investors, such as the Fund. Normally, the Adviser will seek to avoid receiving this type of information about the issuer of a loan either held by, or considered for investment by, the Fund. the Adviser’s decision not to receive the information may place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer. For example, in instances where holders of floating rate loans are asked to grant amendments, waivers or consents, the Adviser’s inability to assess the impact of these actions may adversely affect the value of the portfolio. For this and other reasons, it is possible that the Adviser’s decision not to receive material, non-public information under normal circumstances could adversely affect the Fund’s investment performance.

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Risks of subordinated securities. A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on subordinated securities than more senior securities.

Issuer risk. The value of corporate income-producing securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

U.S. Treasury obligations risk. The market value of direct obligations of the U.S. Treasury may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s investments in obligations issued by the U.S. Treasury to decline.

U.S. government agency obligations risk. The Fund invests in obligations issued by agencies and instrumentalities of the U.S. government. Government-sponsored entities such as the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal Home Loan Banks (FHLBs), although chartered or sponsored by Congress, are not funded by congressional appropriations and the debt and mortgage-backed securities issued by them are neither guaranteed nor issued by the U.S. government. The maximum potential liability of the issuers of some U.S. government obligations may greatly exceed their current resources, including any legal right to support from the U.S. government. Such debt and mortgage-backed securities are subject to the risk of default on the payment of interest and/or principal, similar to debt of private issuers. Although the U.S. government has provided financial support to FNMA and FHLMC in the past, there can be no assurance that it will support these or other government-sponsored entities in the future.

Mortgage-related and asset-backed securities risk. The value of mortgage-related securities, including commercial mortgage-backed securities, collateralized mortgage-backed securities, credit risk transfer securities, and asset-backed securities, will be influenced by factors affecting the assets underlying such securities. As a result, during periods of declining asset value, difficult or frozen credit markets, swings in interest rates, or deteriorating economic conditions, mortgage-related and asset-backed securities may decline in value, face valuation difficulties, become more

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volatile and/or become illiquid. Mortgage-backed securities tend to be more sensitive to changes in interest rate than other types of debt securities. These securities are also subject to prepayment and extension risks. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default. The risk of such defaults is generally higher in the case of mortgage-backed investments offered by non-governmental issuers and those that include so-called “sub-prime” mortgages. The structure of some of these securities may be complex and there may be less available information than for other types of debt securities. Upon the occurrence of certain triggering events or defaults, the Fund may become the holder of underlying assets at a time when those assets may be difficult to sell or may be sold only at a loss.

Risks of investing in collateralized debt obligations. Investment in a collateralized debt obligation (CDO) is subject to the credit, subordination, interest rate, valuation, prepayment, extension and other risks of the obligations underlying the CDO and the tranche of the CDO in which the Fund invests. CDOs are subject to liquidity risk. Synthetic CDOs are also subject to the risks of investing in derivatives, such as credit default swaps, and leverage risk.

Risks of instruments that allow for balloon payments or negative amortization payments. Certain debt instruments allow for balloon payments or negative amortization payments. Such instruments permit the borrower to avoid paying currently a portion of the interest accruing on the instrument. While these features make the debt instrument more affordable to the borrower in the near term, they increase the risk that the borrower will be unable to make the resulting higher payment or payments that become due at the maturity of the loan.

Risks of investing in insurance-linked securities. The Fund could lose a portion or all of the principal it has invested in an insurance-linked security, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. Natural perils include disasters such as hurricanes, earthquakes, windstorms, fires, floods and other weather-related occurrences, as well as mortality or longevity events. Non-natural perils include disasters resulting from human-related activity such as commercial and industrial accidents or business interruptions. The Fund may also invest in insurance-linked securities that are subject to “indemnity triggers.” An indemnity trigger is a trigger based on the actual losses of the ceding sponsor (i.e., the party seeking

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reinsurance). Insurance-linked securities subject to indemnity triggers are often regarded as being subject to potential moral hazard, since such insurance-linked securities are triggered by actual losses of the ceding sponsor and the ceding sponsor may have an incentive to take actions and/or risks that would have an adverse effect on the Fund. There is no way to accurately predict whether a trigger event will occur and, accordingly, insurance-linked securities carry significant risk. In addition to the specified trigger events, insurance-linked securities may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Certain insurance-linked securities may have limited liquidity, or may be illiquid. The Fund has limited transparency into the individual contracts underlying certain insurance-linked securities, which may make the risk assessment of such securities more difficult. Certain insurance-linked securities may be difficult to value.

Risks of investments in real estate related securities. Investments in real estate securities are affected by economic conditions, interest rates, governmental actions and other factors. In addition, investing in REITs involves unique risks. They are significantly affected by the market for real estate and are dependent upon management skills and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. Mortgage REITs are particularly subject to interest rate and credit risks. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. Many real estate companies, including REITs, utilize leverage.

Risks of zero coupon bonds, payment in kind, deferred and contingent payment securities. These securities may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although the Fund receives no periodic cash payments on such securities, the Fund is deemed for tax purposes to receive income from such securities, which applicable tax rules require the Fund to distribute to shareholders. Such distributions may be taxable when distributed to shareholders

Risks of non-U.S. investments. Investing in non-U.S. issuers, or in U.S. issuers that have significant exposure to foreign markets, may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced for issuers in emerging markets or to the extent that the Fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, extreme price volatility, currency risks, changes in economic, political, regulatory and social conditions, military conflicts and

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sanctions, terrorism, sustained economic downturns, financial instability, reduction of government or central bank support, inadequate accounting standards, tariffs, tax disputes or other tax burdens, nationalization or expropriation of assets, arbitrary application of laws and regulations or lack of rule of law, and investment and repatriation restrictions. Lack of information and less market regulation also may affect the value of these securities. Withholding and other non-U.S. taxes may decrease the Fund’s return. Non-U.S. issuers may be located in parts of the world that have historically been prone to natural disasters. Emerging market economies tend to be less diversified than those of more developed countries. They typically have fewer medical and economic resources than more developed countries and thus they may be less able to control or mitigate the effects of a pandemic. Investing in depositary receipts is subject to many of the same risks as investing directly in non-U.S. issuers. Depositary receipts may involve higher expenses and may trade at a discount (or premium) to the underlying security. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. In addition, the United Kingdom has withdrawn from the EU (commonly known as “Brexit”). Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU. The range and potential implications of possible political, regulatory, economic, and market outcomes of Brexit cannot be fully known but could be significant, potentially resulting in increased volatility, illiquidity and potentially lower economic growth in the affected markets, which will adversely affect the Fund’s investments.

If one or more stockholders of a supranational entity such as the World Bank fail to make necessary additional capital contributions, the entity may be unable to pay interest or repay principal on its debt securities.

Sanctions or other government actions against certain countries could negatively impact the Fund’s investments in securities that have exposure to that country. Circumstances that impact one country could have profound impacts on other countries and on global economies or markets. China and other developing market countries may be subject to considerable degrees of economic, political and social instability. In addition, the U.S. government has imposed restrictions on U.S. investor participation in certain Chinese investments. These matters could adversely affect China’s economy.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia and Belarus and certain companies and

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individuals. Since then, Russian securities have lost all, or nearly all, their market value, and many other issuers, securities and markets have been adversely affected. The United States and other countries may impose sanctions on other countries, companies and individuals in light of Russia’s military invasion. The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on the value and liquidity of certain Fund investments, on Fund performance and the value of an investment in the Fund, particularly with respect to securities and commodities, such as oil and natural gas, as well as other sectors with exposure to Russian issuers or issuers in other countries affected by the invasion, and are likely to have collateral impacts on market sectors globally.

Currency risk. The Fund could experience losses based on changes in the exchange rate between non-U.S. currencies and the U.S. dollar or as a result of currency conversion costs. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

Risks of convertible securities. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A downturn in equity markets may cause the price of convertible securities to decrease relative to other fixed income securities.

Preferred stocks risk. Preferred stocks may pay fixed or adjustable rates of return. Preferred stocks are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stocks generally pay dividends only after the company makes required payments to holders of its bonds and other debt. Thus, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. The market value of preferred stocks generally decreases when interest rates rise. Preferred stocks of smaller companies may be more vulnerable to adverse developments than preferred stocks of larger companies.

Risks of investment in other funds. Investing in other investment companies, including exchange-traded funds (ETFs) and closed-end funds, subjects the Fund to the risks of investing in the underlying securities or assets held by those funds. When investing in another fund, the Fund will bear a pro rata portion of the underlying fund’s expenses, including

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management fees, in addition to its own expenses. ETFs and closed-end funds are bought and sold based on market prices and can trade at a premium or a discount to the ETF’s or closed-end fund’s net asset value.

Derivatives risk. Using swaps, forward foreign currency exchange contracts, bond and interest rate futures and other derivatives can increase Fund losses and reduce opportunities for gains when market prices, interest rates or the derivative instruments themselves behave in a way not anticipated by the Fund. Using derivatives may increase the volatility of the Fund’s net asset value and may not provide the result intended. Derivatives may have a leveraging effect on the Fund. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. Changes in a derivative’s value may not correlate well with the referenced asset or metric. The Fund also may have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the Fund. Use of derivatives may have different tax consequences for the Fund than an investment in the underlying security, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Credit default swap risk. Credit default swap contracts, a type of derivative instrument, involve special risks and may result in losses to the Fund. Credit default swaps may in some cases be illiquid, and they increase credit risk since the Fund has exposure to the issuer of the referenced obligation and either the counterparty to the credit default swap or, if it is a cleared transaction, the brokerage firm through which the trade was cleared and the clearing organization that is the counterparty to that trade.

Structured securities risk. Structured securities may behave in ways not anticipated by the Fund, or they may not receive the tax, accounting or regulatory treatment anticipated by the Fund.

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Forward foreign currency transactions risk. The Fund may not fully benefit from or may lose money on forward foreign currency transactions if changes in currency rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings, or if the counterparty defaults. Such transactions may also prevent the Fund from realizing profits on favorable movements in exchange rates. Risk of counterparty default is greater for counterparties located in emerging markets.

Leveraging risk. The value of your investment may be more volatile and other risks tend to be compounded if the Fund borrows or uses derivatives or other investments, such as ETFs, that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements.

The Fund may use financial leverage on an ongoing basis for investment purposes by borrowing from banks through a revolving credit facility. The fees and expenses attributed to leverage, including any increase in the management fees, will be borne by holders of common shares. Since the Adviser’s fee is based on a percentage of the Fund’s managed assets, its fee will be higher if the Fund is leveraged, and the Adviser will thus have an incentive to leverage the Fund.

Repurchase agreement risk. In the event that the other party to a repurchase agreement defaults on its obligations, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in price of the security. In addition, if the Fund is characterized by a court as an unsecured creditor, it would be at risk of losing some or all of the principal and interest involved in the transaction.

Market segment risk. To the extent the Fund emphasizes, from time to time, investments in a market segment, the Fund will be subject to a greater degree to the risks particular to that segment, and may experience greater market fluctuation than a fund without the same focus.

Industries in the financial segment, such as banks, insurance companies and broker-dealers, may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Valuation risk. The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for illiquid securities and securities that trade in

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thin or volatile markets or that are valued using a fair value methodology. These differences may increase significantly and affect Fund investments more broadly during periods of market volatility. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Cybersecurity risk. Cybersecurity failures by and breaches of the Fund’s adviser, transfer agent, custodian, Fund accounting agent or other service providers may disrupt Fund operations, interfere with the Fund’s ability to calculate its NAV, prevent Fund shareholders from purchasing or selling shares or receiving distributions, cause loss of or unauthorized access to private shareholder information, and result in financial losses to the Fund and its shareholders, regulatory fines, penalties, reputational damage, or additional compliance costs.

Cash management risk. The value of the investments held by the Fund for cash management or temporary defensive purposes may be affected by market risks, changing interest rates and by changes in credit ratings of the investments. To the extent that the Fund has any uninvested cash, the Fund would be subject to credit risk with respect to the depository institution holding the cash. If the Fund holds cash uninvested, the Fund will not earn income on the cash and the Fund’s yield will go down. During such periods, it may be more difficult for the Fund to achieve its investment objective.

Anti-takeover provisions. The Fund’s Charter and Bylaws include provisions that are designed to limit the ability of other entities or persons to acquire control of the Fund for short-term objectives, including by converting the Fund to open-end status or changing the composition of the Board, that may be detrimental to the Fund’s ability to achieve its primary investment objective of seeking a high level of current income. The Fund’s Bylaws also contain a provision providing that the Board of Directors has adopted a resolution to opt in the Fund to the provisions of the Maryland Control Share Acquisition Act (“MCSAA”). Such a provisions may limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. There can be no assurance, however, that such a provisions will be sufficient to deter activist investors that seek to cause the Fund to take actions that may not be aligned with the interests of long-term shareholders.

Please note that there are many other factors that could adversely affect your investment and that could prevent the Fund from achieving its goals. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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INVESTMENT RESTRICTIONS

The following are the Fund’s fundamental investment restrictions. These restrictions, along with the Fund’s investment objectives, may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding common shares).

The Fund may not:

(1)	Issue senior securities, other than as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.
(2)	Borrow money, other than as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder.
(3)	Invest in real estate, except that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-backed securities.
(4)	Make loans, except by the purchase of debt obligations, loans or direct claim against a borrower, by entering into repurchase agreements or through the lending of portfolio securities.
(5)	Invest in commodities or commodity contracts, except that the Fund may invest in currency instruments and contracts and financial instruments and contracts that might be deemed to be commodities and commodity contracts.
(6)	Act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities held in its portfolio.
(7)	With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. government, its agencies or instrumentalities), if (a) such purchase would cause more than 5% of the Fund’s total assets, taken at market value, to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.
(8)	Concentrate its investments in securities of companies in any particular industry.

All other investment policies of the Fund are considered non-fundamental and may be changed by the Board of Directors without prior approval of the Fund’s outstanding voting shares.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 105

More Information

For more detailed descriptions of the Fund’s investment policies, strategies and risks, see the Fund’s registration statement on Form N-2 that was declared effective by the Securities and Exchange Commission on November 19, 2021.

106 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Effects of Leverage

The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effects of leverage on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund’s borrowings under a credit agreement as a percentage of the Fund’s total assets (which includes the amounts of leverage obtained through such borrowings), the annual rate of interest on the borrowings as of March 31, 2022, and the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund’s use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.

The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with borrowings by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.

Borrowings under Credit Agreement as a percentage of total managed assets
(including assets attributable to borrowings)	30.79%
Annual effective interest rate payable by Fund on borrowings	1.01%
Annual return Fund portfolio must experience (net of expenses) to cover interest
rate on borrowings	0.31%
Common share total return for (10.00)% assumed portfolio total return	-14.90%
Common share total return for (5.00)% assumed portfolio total return	-7.67%
Common share total return for 0.00% assumed portfolio total return	-0.45%
Common share total return for 5.00% assumed portfolio total return	6.77%
Common share total return for 10.00% assumed portfolio total return	14.00%

Common share total return is composed of two elements - investment income net of the Fund’s expenses, including any interest/dividends on assets resulting from leverage, and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the performance of the Fund’s common shares, the value of which will be determined by market forces and other factors.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 107

Should the Fund elect to add additional leverage to its portfolio, the potential benefits of leveraging the Fund’s shares cannot be fully achieved until the proceeds resulting from the use of leverage have been received by the Fund and invested in accordance with the Fund’s investment objective and principal investment strategies. The Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser’s assessment of the yield curve environment, interest rate trends, market conditions and other factors.

108 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Directors, Officers and Service Providers

Investment Adviser and Administrator
Amundi Asset Management US, Inc.

Custodian and Sub-Administrator
The Bank of New York Mellon Corporation

Independent Registered Public Accounting Firm
Ernst & Young LLP

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundi.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.

Directors and Officers

The Fund’s Directors and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Directors who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Directors. Directors who are not interested persons of the Fund are referred to as Independent Directors. Each of the Directors serves as a Director of each of the 49 U.S. registered investment portfolios for which Amundi US serves as investment adviser (the “Pioneer Funds”). The address for all Directors and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Directors and is available, without charge, upon request, by calling 1-800-225-6292.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 109

Independent Directors

Name, Age and Position	Term of Office and	Principal Occupation(s) During	Other Directorships Held by Directors
Held With the Fund	Length of Service	At Least The Past Five Years	During At Least The Past Five Years
Thomas J. Perna (71)	Class I Director	Private investor (2004 – 2008 and 2013 – present); Chairman (2008 –	Director, Broadridge Financial
Chairman of the Board	since 2006. Term	2013) and Chief Executive Officer (2008 – 2012), Quadriserv, Inc.	Solutions, Inc. (investor
and Director	expires in 2024.	(technology products for securities lending industry); and Senior	communications and securities
		Executive Vice President, The Bank of New York (financial and	processing provider for financial
		securities services) (1986 – 2004)	services industry) (2009 – present);
Director, Quadriserv, Inc. (2005 –
2013); and Commissioner, New Jersey
State Civil Service Commission (2011
– 2015)
John E.	Class II Director	Of Counsel (2019 – present), Partner (1983-2018), Sullivan &	Chairman, The Lakeville Journal
Baumgardner, Jr. (71)	since 2019. Term	Cromwell LLP (law firm).	Company, LLC, (privately-held
Director	expires in 2022.		community newspaper group) (2015-
present)
Diane Durnin (65)	Class III Director since	Managing Director - Head of Product Strategy and Development, BNY	None
Director	2020. Term expires	Mellon Investment Management (investment management firm)
	in 2023.	(2012-2018); Vice Chairman – The Dreyfus Corporation (2005 – 2018):
Executive Vice President Head of Product, BNY Mellon Investment
Management (2007-2012); Executive Director- Product Strategy, Mellon
Asset Management (2005-2007); Executive Vice President Head of
Products, Marketing and Client Service, Dreyfus Corporation (investment management firm) (2000-2005); and Senior Vice President Strategic
Product and Business Development, Dreyfus Corporation (1994-2000)

110 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During	Other Directorships Held by Directors
Held With the Fund	Length of Service	At Least The Past Five Years	During At Least The Past Five Years
Benjamin M. Friedman (77)	Class III Director since	William Joseph Maier Professor of Political Economy, Harvard University	Trustee, Mellon Institutional Funds
Director	2008. Term expires	(1972 – present)	Investment Trust and Mellon
	in 2023.		Institutional Funds Master Portfolio
(oversaw 17 portfolios in fund
complex) (1989 - 2008)
Craig C. MacKay (59)	Class I Director since	Partner, England & Company, LLC (advisory firm) (2012 – present);	Board Member of Carver Bancorp,
Director	2021. Term expires	Group Head – Leveraged Finance Distribution, Oppenheimer & Company	Inc. (holding company) and Carver
	in 2024.	(investment bank) (2006 – 2012); Group Head – Private Finance & High	Federal Savings Bank, NA (2017 –
		Yield Capital Markets Origination, SunTrust Robinson Humphrey	present); Advisory Council Member,
		(investment bank) (2003 – 2006); and Founder and Chief Executive	MasterShares ETF (2016 – 2017);
		Officer, HNY Associates, LLC (investment bank) (1996 – 2003)	Advisory Council Member, The Deal
(financial market information
publisher) (2015 – 2016); Board
Co-Chairman and Chief Executive
Officer, Danis Transportation
Company (privately-owned
commercial carrier) (2000 – 2003);
Board Member and Chief Financial
Officer, Customer Access Resources
(privately-owned teleservices
company) (1998 – 2000); Board
Member, Federation of Protestant
Welfare Agencies (human services
agency) (1993 – present); and
Board Treasurer, Harlem Dowling
Westside Center (foster care agency)
(1999 – 2018)

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 111

Independent Directors (continued)

Name, Age and Position	Term of Office and	Principal Occupation(s) During	Other Directorships Held by Directors
Held With the Fund	Length of Service	At Least The Past Five Years	During At Least The Past Five Years
Lorraine H. Monchak (65)	Class II Director since	Chief Investment Officer, 1199 SEIU Funds (healthcare workers union	None
Director	2015. Term expires	pension funds) (2001 – present); Vice President – International
	in 2022.	Investments Group, American International Group, Inc. (insurance company) (1993 – 2001); Vice President – Corporate Finance and
Treasury Group, Citibank, N.A. (1980 – 1986 and 1990 – 1993); Vice
President – Asset/Liability Management Group, Federal Farm Funding
Corporation (government-sponsored issuer of debt securities) (1988 –
1990); Mortgage Strategies Group, Shearson Lehman Hutton, Inc.
(investment bank) (1987 – 1988); and Mortgage Strategies Group, Drexel
Burnham Lambert, Ltd. (investment bank) (1986 – 1987)

Marguerite A. Piret (73)	Class I Director since	Chief Financial Officer, American Ag Energy, Inc. (controlled	Director of New America High
Director	2003. Term expires	environment and agriculture company) (2016 – present); and President	Income Fund, Inc. (closed-end
	in 2024.	and Chief Executive Officer, Metric Financial Inc. (formerly known as	investment company) (2004 –
		Newbury Piret Company) (investment banking firm) (1981 – 2019)	present); and Member, Board of
Governors, Investment Company
Institute (2000 – 2006)
Fred J. Ricciardi (75)	Class I Director since	Private investor (2020 – present); Consultant (investment company	None
Director	2014. Term expires	services) (2012 – 2020); Executive Vice President, BNY Mellon (financial
	in 2024.	and investment company services) (1969 – 2012); Director, BNY
International Financing Corp. (financial services) (2002 – 2012); Director,
Mellon Overseas Investment Corp. (financial services) (2009 – 2012);
Director, Financial Models (technology) (2005-2007); Director, BNY
Hamilton Funds, Ireland (offshore investment companies) (2004-2007);
Chairman/Director, AIB/BNY Securities Services, Ltd., Ireland (financial services) (1999-2006); and Chairman, BNY Alternative Investment
Services, Inc. (financial services) (2005-2007)

112 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Interested Directors

Name, Age and Position	Term of Office and	Principal Occupation(s) During	Other Directorships Held by Directors
Held With the Fund	Length of Service	At Least The Past Five Years	During At Least The Past Five Years
Lisa M. Jones (60)*	Class II Director since	Director, CEO and President of Amundi US, Inc. (investment	None
Director, President and	2014. Term expires	management firm) (since September 2014); Director, CEO and President
Chief Executive Officer	in 2022.	of Amundi Asset Management US, Inc. (since September 2014); Director,
CEO and President of Amundi Distributor US, Inc. (since September 2014);
Director, CEO and President of Amundi Asset Management US, Inc. (since
September 2014); Chair, Amundi US, Inc., Amundi Distributor US, Inc. and
Amundi Asset Management US, Inc. (September 2014 – 2018); Managing
Director, Morgan Stanley Investment Management (investment management firm) (2010 – 2013); Director of Institutional Business, CEO of International,
Eaton Vance Management (investment management firm) (2005 – 2010);
and Director of Amundi Holdings US, Inc. (since 2017)
Kenneth J. Taubes (63)*	Class III Director since	Director and Executive Vice President (since 2008) and Chief Investment	None
Director	2014. Term expires	Officer, U.S. (since 2010) of Amundi US, Inc. (investment management
	in 2023.	firm); Director and Executive Vice President and Chief Investment Officer,
U.S. of Amundi US (since 2008); Executive Vice President and Chief
Investment Officer, U.S. of Amundi Asset Management US, Inc. (since
2009); Portfolio Manager of Amundi US (since 1999); and Director of
Amundi Holdings US, Inc. (since 2017)
* Ms. Jones and Mr. Taubes are Interested Directors because they are officers or directors of the Fund’s investment adviser and certain of its affiliates.

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 113

Fund Officers

Name, Age and Position	Term of Office and	Principal Occupation(s) During	Other Directorships Held by Officer
Held With the Fund	Length of Service	At Least The Past Five Years	During At Least The Past Five Years
Christopher J. Kelley (57)	Since 2003. Serves	Vice President and Associate General Counsel of Amundi US since	None
Secretary and Chief	at the discretion of	January 2008; Secretary and Chief Legal Officer of all of the Pioneer Funds
Legal Officer	the Board	since June 2010; Assistant Secretary of all of the Pioneer Funds from
September 2003 to May 2010; and Vice President and Senior Counsel of
Amundi US from July 2002 to December 2007
Thomas Reyes (59)	Since 2010. Serves	Assistant General Counsel of Amundi US since May 2013 and Assistant	None
Assistant Secretary	at the discretion of	Secretary of all the Pioneer Funds since June 2010; and Counsel of
	the Board	Amundi US from June 2007 to May 2013
Anthony J. Koenig, Jr. (58)	Since 2021. Serves	Senior Vice President – Fund Treasury of Amundi US; Treasurer of all of	None
Treasurer and Chief	at the discretion of	the Pioneer Funds since May 2021; Assistant Treasurer of all of the Pioneer
Financial and	the Board	Funds from January 2021 to May 2021; and Chief of Staff, US Investment
Accounting Officer		Management of Amundi US from May 2008 to January 2021
Luis I. Presutti (56)	Since 2002. Serves	Director – Fund Treasury of Amundi US since 1999; and Assistant	None
Assistant Treasurer	at the discretion of	Treasurer of all of the Pioneer Funds since 1999
the Board
Gary Sullivan (63)	Since 2002. Serves	Senior Manager – Fund Treasury of Amundi US since 2012; and Assistant	None
Assistant Treasurer	at the discretion of	Treasurer of all of the Pioneer Funds since 2002
the Board
Antonio Furtado (39)	Since 2020. Serves	Fund Oversight Manager – Fund Treasury of Amundi US since 2020;	None
Assistant Treasurer	at the discretion of	Assistant Treasurer of all of the Pioneer Funds since 2020; and Senior
	the Board	Fund Treasury Analyst from 2012 - 2020

114 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

Name, Age and Position	Term of Office and	Principal Occupation(s) During	Other Directorships Held by Officer
Held With the Fund	Length of Service	At Least The Past Five Years	During At Least The Past Five Years
Michael Melnick (51)	Since 2021. Serves	Vice President - Deputy Fund Treasurer of Amundi US since May 2021;	None
Assistant Treasurer	at the discretion of	Assistant Treasurer of all of the Pioneer Funds since July 2021; Director
	the Board	of Regulatory Reporting of Amundi US from 2001 – 2021; and Director of
Tax of Amundi US from 2000 - 2001
John Malone (51)	Since 2018. Serves	Managing Director, Chief Compliance Officer of Amundi US Asset	None
Chief Compliance Officer	at the discretion of	Management; Amundi Asset Management US, Inc.; and the Pioneer Funds
	the Board	since September 2018; and Chief Compliance Officer of Amundi
Distributor US, Inc. since January 2014.
Brandon Austin (50)	Since March 2022.	Director, Financial Security – Amundi Asset Management; Anti-Money	None
Anti-Money Laundering	Serves at the	Laundering Officer of all the Pioneer Funds since March 2022 Director of
Officer	discretion of the Board	Financial Security of Amundi US since July 2021; and Vice President,
Head of BSA, AML and OFAC, Deputy Compliance Manager, Crédit
Agricole Indosuez Wealth Management (investment management
firm) (2013 – 2021)

Pioneer High Income Fund, Inc. | Annual Report | 3/31/22 115

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116 Pioneer High Income Fund, Inc. | Annual Report | 3/31/22

How to Contact Amundi

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:

Account Information	1-800-710-0935

Or write to AST:
For	Write to
General inquiries, lost dividend checks,	American Stock
change of address, lost stock certificates,	Transfer & Trust
stock transfer	Operations Center
6201 15th Ave.
Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)	American Stock
Transfer & Trust
Wall Street Station
P.O. Box 922
New York, NY 10269-0560

Website	www.amstock.com

For additional information, please contact your investment advisor or visit our web site www.amundi.com/us.

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareowners may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Asset Management US, Inc.
60 State Street
Boston, MA 02109
www.amundi.com/us

© 2022 Amundi Asset Management US, Inc. 19206-16-0522

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s Board of Directors has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Directors has determined that the registrant has at least one audit committee financial expert.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the Board of Directors, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent Director, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Fund were $39,270 payable to Ernst & Young LLP for the year ended March 31, 2022 and $39,270 for the year ended March 31, 2021.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2022 or 2021.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $9,400 and $9,934 during the fiscal years ended March 31, 2022 and 2021, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2022 or 2021.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS

APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES

PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Asset Management US, Inc., the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

	AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
	o “One-time” pre-approval	o A summary of all such
	for the audit period for all	services and related fees
	pre-approved specific service	reported at each regularly
	subcategories. Approval of the	scheduled Audit Committee
	independent auditors as	meeting.
auditors for a Fund shall
constitute pre approval for
these services.

	o “One-time” pre-approval	o A summary of all such
	for the fund fiscal year within	services and related fees
	a specified dollar limit	(including comparison to
	for all pre-approved	specified dollar limits)
	specific service subcategories	reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended March 31, 2022 and 2021, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The Fund paid aggregate non-audit fees to Ernst & Young LLP for tax services of $9,400 and $9,934 during the fiscal years ended March 31, 2022 and 2021, respectively.

(h) Disclose whether the registrants audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire Board of Directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Proxy voting policies and procedures

Policy

Each of the Pioneer Funds and certain other clients of Amundi Asset Management US, Inc. (“Amundi US”) have delegated responsibility to vote proxies related to portfolio holdings to Amundi US. Amundi US is a fiduciary that owes each of its clients the duties of care and loyalty with respect to all services undertaken on the client’s behalf, including voting proxies for securities held by the client. When Amundi US has been delegated proxy-voting authority for a client, the duty of care requires Amundi US to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Amundi US must place the client’s interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of the client. It is Amundi US’s policy to vote proxies presented to Amundi US in a timely manner in accordance with these principles.

Amundi US’s sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Amundi US believes that supporting the company’s strategy and voting “for” management’s proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Amundi US monitors developments in the proxy voting arena and will revise this policy as needed.

Amundi US believes that environmental, social and governance (ESG) factors can affect companies’ long-term prospects for success and the sustainability of their business models. Since ESG factors that may affect corporate performance and economic value are considered by our investment professionals as part of the investment management process, Amundi US also considers these factors when reviewing proxy proposals. This approach is consistent with the stated investment objectives and policies of funds and investment strategies.

It should be noted that the proxy voting guidelines below are guidelines, not rules, and Amundi US reserves the right in all cases to vote contrary to guidelines where doing so is determined to represent the best economic interests of our clients. Further, the Pioneer Funds or other clients of Amundi US may direct Amundi US to vote contrary to guidelines.

Amundi US’s clients may request copies of their proxy voting records and of Amundi US’s proxy voting policies and procedures by either sending a written request to Amundi US’s Proxy Coordinator, or clients may review Amundi US’s proxy voting policies and procedures on-line at amundi.com/usinvestors. Amundi US may describe to clients its proxy voting policies and procedures by delivering a copy of Amundi US’s Form ADV (Part II), by separate notice to the client or by other means.

Applicability

This Proxy Voting policy and the procedures set forth below are designed to complement Amundi US’s investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Amundi US. This policy sets forth Amundi US’s position on a number of issues for which proxies may be solicited but it does not include all potential voting scenarios or proxy events. Furthermore, because of the special issues associated with proxy solicitations by closed-end Funds, Amundi US will vote shares of closed-end Funds on a case-by-case basis.

Purpose

The purpose of this policy is to ensure that proxies for United States (“US”) and non-US companies that are received in a timely manner will be voted in accordance with the principles stated above. Unless the Proxy Voting Oversight Group (as described below) specifically determines otherwise, all shares in a company held by Amundi US-managed accounts for which Amundi US has proxy-voting authority will be voted alike, unless a client has given specific voting instructions on an issue.

Amundi US does not delegate the authority to vote proxies relating to securities held by its clients to any of its affiliates. Any questions about this policy should be directed to Amundi US’s Chief of Staff, US Investment Management (the “Proxy Coordinator”).

Procedures

Proxy Voting Service

Amundi US has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. The proxy voting service votes all proxies in accordance with the proxy voting guidelines established by Amundi US and set forth herein, to the extent applicable. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Amundi US reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

To supplement its own research and analysis in determining how to vote on a particular proxy proposal, Amundi US may utilize research, analysis or recommendations provided by the proxy voting service on a case-by-case basis. Amundi US does not, as a policy, follow the assessments or recommendations provided by the proxy voting service without its own analysis and determination.

Proxy Coordinator

The Proxy Coordinator coordinates the voting, procedures and reporting of proxies on behalf of Amundi US’s clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Portfolio Management Group, or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the General Counsel or his or her designee whether Amundi US’s voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's director or other fiduciaries).

Referral Items

The proxy voting service will refer proxy questions to the Proxy Coordinator or his or her designee that are described by Amundi US’s proxy voting guidelines as to be voted on a case-by-case basis, that are not covered by Amundi US’s guidelines or where Amundi US’s guidelines may be unclear with respect to the matter to be voted on. Under such circumstances, the Proxy Coordinator will seek a written voting recommendation from the Chief Investment Officer, U.S. or his or her designated equity portfolio-management representative. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Amundi US and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided.

Securities Lending

In accordance with industry standards, proxies are not available to be voted when the shares are out on loan through either Amundi US’s lending program or a client’s managed security lending program. However, Amundi US will reserve the right to recall lent securities so that they may be voted according to Amundi US’s instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares. Certain clients participate in securities lending programs. Although such programs allow for the recall of securities for any reason, Amundi US may determine not to vote securities on loan and it may not always be possible for securities on loan to be recalled in time to be voted.

Share-Blocking

“Share-blocking” is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

Amundi US will vote in those countries with “share-blocking.” In the event a manager would like to sell a security with “share-blocking”, the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with “share-blocking” is available from the Investment Operations Department upon request.

Proxy Voting Oversight Group

The members of the Proxy Voting Oversight Group include Amundi US’s Chief Investment Officer, U.S. or his or her designated equity portfolio management representative, the Chief of Staff, U.S., and the Chief Compliance Officer of the Adviser and Funds. Other members of Amundi US will be invited to attend meetings and otherwise participate as necessary. The Chief of Staff, U.S. will chair the Proxy Voting Oversight Group.

The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Amundi US’s proxy voting policies and procedures. The Group meets at least annually to evaluate and review this policy and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

Amendments

Amundi US may not amend this policy without the prior approval of the Proxy Voting Oversight Group.

Form N-PX

The Proxy Coordinator and the Director of Regulatory Reporting are responsible for ensuring that Form N-PX documents receive the proper review by a member of the Proxy Voting Oversight Group prior to a Fund officer signing the forms.

The Investment Operations department will provide the Compliance department with a copy of each Form N-PX filing prepared by the proxy voting service.

Compliance files N-PX. The Compliance department will ensure that a corresponding Form N-PX exists for each Amundi US registered investment company.

Following this review, each Form N-PX is formatted for public dissemination via the EDGAR system.

Prior to submission, each Form N-PX is to be presented to the Fund officer for a final review and signature.

Copies of the Form N-PX filings and their submission receipts are maintained according to Amundi US record keeping policies.

Proxy Voting Guidelines

Administrative

While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

We will generally support these and similar management proposals:

■	Corporate name change.
■	A change of corporate headquarters.
■	Stock exchange listing.
■	Establishment of time and place of annual meeting.
■	Adjournment or postponement of annual meeting.
■	Acceptance/approval of financial statements.
■	Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.
■	Approval of minutes and other formalities.

■	Authorization of the transferring of reserves and allocation of income.
■	Amendments to authorized signatories.
■	Approval of accounting method changes or change in fiscal year-end.
■	Acceptance of labor agreements.
■	Appointment of internal auditors.

Amundi US will vote on a case-by-case basis on other routine administrative items; however, Amundi US will oppose any routine proposal if insufficient information is presented in advance to allow Amundi US to judge the merit of the proposal. Amundi US has also instructed its proxy voting service to inform Amundi US of its analysis of any administrative items that may be inconsistent, in its view, with Amundi US’s goal of supporting the value of its clients’ portfolio holdings so that Amundi US may consider and vote on those items on a case-by-case basis in its discretion.

Auditors

We normally vote for proposals to:

Ratify the auditors. We will consider a vote against if we are concerned about the auditors’ independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes for audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

■	Restore shareholder rights to ratify the auditors.

We will normally oppose proposals that require companies to:

■	Seek bids from other auditors.
~~■~~	Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.
■	Indemnify auditors.
■	Prohibit auditors from engaging in non-audit services for the company.

Board of Directors

On issues related to the board of directors, Amundi US normally supports management. We will, however, consider a vote against management in instances where corporate performance has been poor or where the board appears to lack independence.

General Board Issues

Amundi US will vote for:

■	Audit, compensation and nominating committees composed of independent directors exclusively.
■	Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.
■	Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.
■	Election of an honorary director.

We will vote against:

■	Minimum stock ownership by directors.
■	Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.
■	Requirements for union or special interest representation on the board.
■	Requirements to provide two candidates for each board seat.

We will vote on a case-by case basis on these issues:

■	Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

Elections of Directors

In uncontested elections of directors we will vote against:

■	Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.
■	Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we use the definition of affiliated directors provided by our proxy voting service.

We will also vote against:

■	Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.
■	Directors who appear to lack independence or are associated with poor corporate or governance performance.

We will vote on a case-by case basis on these issues:

Re-election of directors who have implemented or renewed a dead hand or modified dead-hand poison pill (a “dead-hand poison pill” is a shareholder rights plan that may be altered only by incumbent or “dead” directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

■	Contested election of directors.
■	Election of a greater number of independent directors (in order to move closer to a majority of independent directors) in cases of poor performance.
■	Mandatory retirement policies.
■	Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

We will vote for:

■	Precatory and binding resolutions requesting that the board changes the company’s bylaws to stipulate that directors need to be elected with affirmative majority of votes cast, provided that the resolutions allow for plurality voting in cases of contested elections.

Takeover-Related Measures

Amundi US is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

Amundi US will vote for:

■	Cumulative voting.
■	Increasing the ability for shareholders to call special meetings.
■	Increasing the ability for shareholders to act by written consent.
■	Restrictions on the ability to make greenmail payments.
■	Submitting rights plans to shareholder vote.
■	Rescinding shareholder rights plans (“poison pills”).
■	Opting out of the following state takeover statutes:
–	Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.
–	Control share cash-out provisions, which require large holders to acquire shares from other holders.
–	Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.
–	Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.
–	Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.
–	Fair price provisions.

–	Authorization of shareholder rights plans.
–	Labor protection provisions.
–	Mandatory classified boards.

We will vote on a case-by-case basis on the following issues:

■	Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.
■	Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.
■	Proposals that allow shareholders to nominate directors.

We will vote against:

■	Classified boards, except in the case of closed-end funds, where we shall vote on a case-by-case basis.
■	Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on case-by-case basis proposals that authorize the board to make interim appointments.
■	Classes of shares with unequal voting rights.
■	Supermajority vote requirements.
■	Severance packages (“golden” and “tin” parachutes). We will support proposals to put these packages to shareholder vote.
■	Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.
■	Extension of advance notice requirements for shareholder proposals.
■	Granting board authority normally retained by shareholders, particularly the right to amend the corporate charter.
■	Shareholder rights plans (“poison pills”). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

Capital Structure

Managements need considerable flexibility in determining the company’s financial structure, and Amundi US normally supports managements’ proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

Amundi US will vote for:

■	Changes in par value.
■	Reverse splits, if accompanied by a reduction in number of shares.
■	Shares repurchase programs, if all shareholders may participate on equal terms.
■	Bond issuance.
■	Increases in “ordinary” preferred stock.
■	Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.
■	Cancellation of company treasury shares.

We will vote on a case-by-case basis on the following issues:

■	Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.
■	Increase in authorized common stock. We will make a determination considering, among other factors:
–	Number of shares currently available for issuance;
–	Size of requested increase (we would normally approve increases of up to 100% of current authorization);

–	Proposed use of the proceeds from the issuance of additional shares; and
–	Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).
■	Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.
■	Proposals to submit private placements to shareholder vote.
■	Other financing plans.

We will vote against preemptive rights that we believe limit a company’s financing flexibility.

Compensation

Amundi US supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company’s compensation programs, we place limits on the potential dilution these plans may impose.

Amundi US will vote for:

■	401(k) benefit plans.
■	Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.
■	Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:
–	Amendments to performance plans to conform with OBRA;
–	Caps on annual grants or amendments of administrative features;
–	Adding performance goals; and
–	Cash or cash-and-stock bonus plans.
■	Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.
■	Require that option repricing be submitted to shareholders.
■	Require the expensing of stock-option awards.
■	Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).
■	Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

We will vote on a case-by-case basis on the following issues:

■	Shareholder proposals seeking additional disclosure of executive and director pay information.
■	Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:
–	The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.
–	Dilution = (A + B + C) / (A + B + C + D), where
–	A = Shares reserved for plan/amendment,
–	B = Shares available under continuing plans,
–	C = Shares granted but unexercised and
–	D = Shares outstanding.
–	The plan must not:
–	Explicitly permit unlimited option repricing authority or have allowed option repricing in the past without shareholder approval.

–	Be a self-replenishing “evergreen” plan or a plan that grants discount options and tax offset payments.
–	We are generally in favor of proposals that increase participation beyond executives.
–	We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.
–	We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.
–	We generally support proposals asking companies to adopt stock holding periods for their executives.
■	All other employee stock purchase plans.
■	All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.
■	All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

We will vote against:

■	Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.
■	Elimination of stock option plans.

We will vote on a case-by case basis on these issues:

■	Limits on executive and director pay.
~~■~~	Stock in lieu of cash compensation for directors.

Corporate Governance

Amundi US will vote for:

■	Confidential voting.
■	Equal access provisions, which allow shareholders to contribute their opinions to proxy materials.
■	Proposals requiring directors to disclose their ownership of shares in the company.

We will vote on a case-by-case basis on the following issues:

■	Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.
■	Bundled proposals. We will evaluate the overall impact of the proposal.
■	Adopting or amending the charter, bylaws or articles of association.
■	Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

We will vote against:

■	Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management’s discretion.
■	Limitations on stock ownership or voting rights.
■	Reduction in share ownership disclosure guidelines.

Mergers and Restructurings

Amundi US will vote on the following and similar issues on a case-by-case basis:

■	Mergers and acquisitions.
■	Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

■	Debt restructurings.
■	Conversion of securities.
■	Issuance of shares to facilitate a merger.
■	Private placements, warrants, convertible debentures.
■	Proposals requiring management to inform shareholders of merger opportunities.

We will normally vote against shareholder proposals requiring that the company be put up for sale.

Investment Companies

Many of our portfolios may invest in shares of closed-end funds or open-end funds (including exchange-traded funds). The non-corporate structure of these investments raises several unique proxy voting issues.

Amundi US will vote for:

■	Establishment of new classes or series of shares.
■	Establishment of a master-feeder structure.

Amundi US will vote on a case-by-case basis on:

■	Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.
■	Approval of new or amended advisory contracts.
■	Changes from closed-end to open-end format.
■	Election of a greater number of independent directors.
■	Authorization for, or increase in, preferred shares.
■	Disposition of assets, termination, liquidation, or mergers.
■	Classified boards of closed-end funds, but will typically support such proposals.

In general, business development companies (BDCs) are not considered investment companies for these purposes but are treated as corporate issuers.

Environmental and Social Issues

Amundi US believes that environmental and social issues may influence corporate performance and economic return. Indeed, by analyzing all of a company’s risks and opportunities, Amundi US can better assess its intrinsic value and long-term economic prospects.

When evaluating proxy proposals relating to environmental or social issues, decisions are made on a case-by-case basis. We consider each of these proposals based on the impact to the company’s shareholders and economic return, the specific circumstances at each individual company, any potentially adverse economic concerns, and the current policies and practices of the company.

For example, shareholder proposals relating to environmental and social issues, and on which we will vote on a base-by-case basis, may include those seeking that a company:

■	Conduct studies regarding certain environmental or social issues;
■	Study the feasibility of the company taking certain actions with regard to such issues; or
■	Take specific action, including adopting or ceasing certain behavior and adopting company standards and principles, in relation to such issues.

In general, Amundi US believes these issues are important and should receive management attention.

Amundi US will support proposals where we believe the proposal, if implemented, would improve the prospects for the long-term success of the business and would provide value to the company and its shareholders. Amundi US may abstain on shareholder proposals with regard to environmental and social issues in cases where we believe the proposal, if implemented, would not be in the economic interests of the company, or where implementing the proposal would constrain management flexibility or would be unduly difficult, burdensome or costly.

When evaluating proxy proposals relating to environmental or social issues, Amundi US may consider the following factors or other factors deemed relevant, given such weight as deemed appropriate:

■	approval of the proposal helps improve the company’s practices;
■	approval of the proposal can improve shareholder value;
■	the company’s current stance on the topic is likely to have negative effects on its business position or reputation in the short, medium, or long term;
■	the company has already put appropriate action in place to respond to the issue contained in the proposal;
■	the company’s reasoning against approving the proposal responds appropriately to the various points mentioned by the shareholder when the proposal was presented;
■	the solutions recommended in the proposal are relevant and appropriate, and if the topic of the proposal would not be better addressed through another means.

In the event of failures in risk management relating to environmental and social issues, Amundi US may vote against the election of directors responsible for overseeing these areas.

Amundi US will vote against proposals calling for substantial changes in the company’s business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

Conflicts of interest

Amundi US recognizes that in certain circumstances a conflict of interest may arise when Amundi US votes a proxy.

A conflict of interest occurs when Amundi US’s interests interfere, or appear to interfere, with the interests of Amundi US’s clients.

A conflict may be actual or perceived and may exist, for example, when the matter to be voted on concerns:

■	An affiliate of Amundi US, such as another company belonging to the Credit Agricole banking group ( “Credit Agricole Affiliate”);
■	An issuer of a security for which Amundi US acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by its parent Amundi to present a conflict of interest for Amundi US);
■	An issuer of a security for which Amundi has informed Amundi US that a Credit Agricole Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or
■	A person with whom Amundi US (or any of its affiliates) has an existing, material contract or business relationship.

Any member of the Proxy Voting Oversight Group and any other associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Chief Compliance Officer of Amundi US and the Funds. If any associate is lobbied or pressured with respect to any voting decision, whether within or outside of Amundi US, he or she should contact a member of the Proxy Voting Oversight Group or Amundi US’s Chief Compliance Officer.

The Proxy Voting Oversight Group will review each item referred to Amundi US by the proxy voting service to determine whether an actual or potential conflict of interest exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Controller’s and Compliance Department’s internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. The Proxy Voting Oversight Group may cause any of the following actions to be taken when a conflict of interest is present:

■	Vote the proxy in accordance with the vote indicated under “Voting Guidelines,” if a vote is indicated, or

■	Direct the independent proxy voting service to vote the proxy in accordance with its independent assessment or that of another independent adviser appointed by Amundi US or the applicable client for this purpose.

If the Proxy Voting Oversight Group perceives a material conflict of interest, the Group may also choose to disclose the conflict to the affected clients and solicit their consent to proceed with the vote or their direction (including through a client’s fiduciary or other adviser), or may take such other action in good faith (in consultation with counsel) that would protect the interests of clients.

For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report prepared by the Proxy Coordinator.

The Proxy Voting Oversight Group will review periodically the independence of the proxy voting service. This may include a review of the service’s conflict management procedures and other documentation and an evaluation as to whether the service continues to have the competency and capacity to vote proxies.

Decisions Not to Vote Proxies

Although it is Amundi US’s general policy to vote all proxies in accordance with the principles set forth in this policy, there may be situations in which the Proxy Voting Oversight Group does not vote a proxy referred to it. For example, because of the potential conflict of interest inherent in voting shares of a Credit Agricole Affiliate, Amundi US will abstain from voting the shares unless otherwise directed by a client. In such a case, the Proxy Coordinator will inform Amundi Compliance before exercising voting rights.

There exist other situations in which the Proxy Voting Oversight Group may refrain from voting a proxy. For example, if the cost of voting a foreign security outweighs the benefit of voting, the Group may not vote the proxy. The Group may not be given enough time to process a vote, perhaps because it receives a meeting notice too late or it cannot obtain a translation of the agenda in the time available. If Amundi US has outstanding “sell” orders, the proxies for shares subject to the order may not be voted to facilitate the sale. Although Amundi US may hold shares on a company’s record date, if the shares are sold prior to the meeting date the Group may decide not to vote those shares.

Supervision

Escalation

It is each associate’s responsibility to contact his or her business unit head, the Proxy Coordinator, a member of the Proxy Voting Oversight Group or Amundi US’s Chief Compliance Officer if he or she becomes aware of any possible noncompliance with this policy.

Training

Amundi US will conduct periodic training regarding proxy voting and this policy. It is the responsibility of the business line policy owner and the applicable Compliance Department to coordinate and conduct such training.

Related policies and procedures

Amundi US’s Books and Records Policy and the Books and Records of the Pioneer Funds’ Policy.

Record Keeping

The Proxy Coordinator shall ensure that Amundi US’s proxy voting service:

■	Retains a copy of each proxy statement received (unless the proxy statement is available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
■	Retains a record of the vote cast;
■	Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and
■	Is able to promptly provide Amundi US with a copy of the voting record upon its request.

The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

■	A record memorializing the basis for each referral vote cast;

■	A copy of any document created by Amundi US that was material in making the decision on how to vote the subject proxy;
■	A copy of any recommendation or analysis furnished by the proxy voting service; and
■	A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's director or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Amundi US.

Amundi US shall maintain the above records in the client’s file in accordance with applicable regulations.

Related regulations

Form N-1A, Form N-PX, ICA Rule 30b1-4, Rule 31a1-3, Rule 38a-1 and IAA 206(4) -6, Rule 204 -2

Adopted by the Pioneer Funds’ Boards of Directors

October 5, 2004

Effective Date:

October 5, 2004

Revision Dates:

September 2009, December 2015, August 2017, February 2019, and January 2021

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Additional information about the portfolio manager

Other accounts managed by the portfolio manager

The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2022. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships, undertakings for collective investments in transferable securities (“UCITS”) and other non-U.S. investment funds and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager’s personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed (000’s)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (000’s)
Andrew Feltus	Other Registered Investment Companies	8	$5,555,707	N/A	N/A
	Other Pooled Investment Vehicles	24	$8,210,209	N/A	N/A
	Other Accounts	7	$1,785,946	N/A	N/A
Matthew Shulkin	Other Registered Investment Companies	4	$838,521	N/A	N/A
	Other Pooled Investment Vehicles	20	$4,403,808	N/A	N/A
	Other Accounts	5	$777,448	N/A	N/A
Kenneth Monaghan	Other Registered Investment Companies	7	$1,364,456	N/A	N/A
	Other Pooled Investment Vehicles	28	$5,252,460	N/A	N/A
	Other Accounts	4	$468,063	N/A	N/A

Potential conflicts of interest

When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Amundi US does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. Although Amundi US has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Amundi US has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See “Compensation of Portfolio Managers” below.

•	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts’ investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Amundi US believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

•	A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Amundi US will place the order in a manner intended to result in as favorable a price as possible for such client.

•	A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Amundi US receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation.

•	A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

•	If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Amundi US seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

Compensation of portfolio manager

Amundi US has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Amundi US. The compensation program for all Amundi US portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Amundi US seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Amundi US. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

•	Quantitative investment performance. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bank of America Merrill Lynch High Yield Master II Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager’s competitive universe.

•	Qualitative performance. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

•	Amundi US results and business line results. Amundi US’s financial performance, as well as the investment performance of its investment management group, affect a portfolio manager’s actual bonus by a leverage factor of plus or minus (+/–) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds or collective investment trusts or other unregistered funds with similar investment objectives, strategies and policies.

Share ownership by portfolio managers

The following table indicates as of March 31, 2022 the value, within the indicated range, of shares beneficially owned by the portfolio managers of the fund.

Name of Portfolio Manager	Beneficial Ownership of the Fund*
Andrew Feltus	C
Matthew Shulkin	A
Kenneth Monaghan	A

*	Key to Dollar Ranges

A.	None
B.	$1 – $10,000
C.	$10,001 – $50,000
D.	$50,001 – $100,000
E.	$100,001 – $500,000
F.	$500,001 – $1,000,000
G.	Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer High Income Fund, Inc.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date June 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones

Lisa M. Jones, President and Chief Executive Officer

Date June 6, 2022

By (Signature and Title)* /s/ Anthony J. Koenig, Jr.

Anthony J. Koenig, Jr., Managing Director, Chief Operations Officer & Treasurer of the Funds

Date June 6, 2022

* Print the name and title of each signing officer under his or her signature.